                                   PROSPECTUS

                               DJ STOXX 50(R) ETF
             (FORMERLY, STREETTRACKS(R) DOW JONES STOXX 50(R) FUND)

                            DJ EURO STOXX 50(R) ETF
          (FORMERLY, STREETTRACKS(R) DOW JONES EURO STOXX 50(R) FUND)

               SPDR(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF
     (FORMERLY, STREETTRACKS(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF)

              SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF

                          SPDR(R) MSCI ACWI EX-US ETF

                   SPDR(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF
         (FORMERLY, STREETTRACKS(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF)

                 SPDR(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF
       (FORMERLY, STREETTRACKS(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF)

                                JANUARY 31, 2007

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.
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                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS.....................................           1
  Who Should Invest?......................................           2
  Principal Strategies of the Funds.......................           2
  DJ STOXX 50(R) ETF......................................           4
  DJ EURO STOXX 50(R) ETF.................................           4
  SPDR(R) DJ Wilshire International Real Estate ETF.......           5
  SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF....           6
  SPDR(R) MSCI ACWI ex-US ETF.............................           7
  SPDR(R) Russell/Nomura PRIME(TM) Japan ETF..............           7
  SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF..........           8
PRINCIPAL RISKS...........................................           9
PERFORMANCE BAR CHARTS AND TABLES.........................          15
FEES AND EXPENSES.........................................          17
  Examples................................................          18
INDEX DESCRIPTIONS........................................          20
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS..........................................          36
  Additional Investment Strategies........................          36
  Additional Risks........................................          36
MANAGEMENT................................................          39
INDEX LICENSES/DISCLAIMERS................................          42
DETERMINATION OF NET ASSET VALUE..........................          48
BUYING AND SELLING THE FUNDS..............................          49
PURCHASE AND REDEMPTION OF CREATION UNITS.................          50
DISTRIBUTIONS.............................................          53
PORTFOLIO HOLDINGS........................................          54
TAX MATTERS...............................................          54
GENERAL INFORMATION.......................................          58
FINANCIAL HIGHLIGHTS......................................          59
ADDITIONAL INFORMATION CONCERNING THE FUNDS...............          62
WHERE TO LEARN MORE ABOUT THE FUNDS.......................  Back cover
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                             OVERVIEW OF THE FUNDS

     The investment portfolios offered by this Prospectus (each may be referred to as a "Fund" and collectively, the "Funds") are series of a registered investment company (the "Trust") and are set forth below:

     - DJ STOXX 50(R) ETF

     - DJ EURO STOXX 50(R) ETF

     - SPDR(R) DJ Wilshire International Real Estate ETF

     - SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF

     - SPDR(R) MSCI ACWI ex-US ETF

     - SPDR(R) Russell/Nomura PRIME(TM) Japan ETF

     - SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF

     Each Fund, using an "indexing" investment approach, seeks to replicate as closely as possible, before fees and expenses, the total return performance, or price and yield performance, of a market index (each, an "Index"). For more information regarding each Index, please refer to the "Index Descriptions" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds. The Tuckerman Group LLC ("Tuckerman" or "Sub-Adviser") serves as the investment sub-adviser to the SPDR DJ Wilshire
International Real Estate ETF ("International Real Estate ETF") and is responsible for the day-to-day management of the International Real Estate ETF's portfolio. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Tuckerman with respect to the International Real Estate ETF where the context requires.

The shares (the "Shares") of the DJ STOXX 50 ETF and DJ EURO STOXX 50 ETF (each may be referred to as a "Stoxx Fund" and collectively, the "Stoxx Funds") are listed on the New York Stock Exchange ("NYSE") and the Shares of all other Funds
(each may be referred to as a "New Fund" and collectively, the "New Funds") are, or are expected to be, listed on the American Stock Exchange ("AMEX"). The NYSE and AMEX may also be referred to herein as the "Exchange." The Shares trade on the applicable Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis -- at net asset value -- only in a large specified number of Shares called a "Creation Unit,"* principally in-kind for securities included in the Index.

---------------
* Except that under the "Dividend Reinvestment Service" described further in the
  Statement of Additional Information, Shares may be created in less than a
  Creation Unit and upon termination of the Fund, Shares may be redeemed in less than a Creation Unit.

                                        1
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EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE
SECURITIES OF THE FUNDS.

                               WHO SHOULD INVEST?

     Each Fund is designed for investors who seek a relatively low-cost
"passive" approach for investing in a portfolio of equity securities of companies in the respective Index. Each Fund may be suitable for long-term investment in the market or sector represented in its Index. The Funds may also be used as an asset allocation tool or as a speculative trading instrument.
Unlike conventional mutual funds, which are only bought and sold at closing net asset values, the Funds' Shares have been designed to be tradable in a secondary market on an Exchange on an intraday basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of the applicable Fund. Moreover, in contrast to conventional mutual funds where portfolio securities may need to be sold to fund redemptions, potentially generating taxable gains for shareholders, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for shareholders who remain invested in a Fund.

                       PRINCIPAL STRATEGIES OF THE FUNDS

     The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of its Index; however, a number of factors may affect a Fund's ability to achieve a high correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. A correlation of 1.00 would represent perfect correlation.

     Each Stoxx Fund generally will invest in all of the stocks comprising its Index in proportion to the weightings in its Index. Each New Fund, in seeking to achieve its investment objective, and each Stoxx Fund, under various circumstances where it may not be possible or practicable to purchase all of the stocks in its Index, utilizes a sampling methodology. Sampling means that the Adviser uses quantitative analysis to select stocks that represent a sample of securities in its Index that have a similar investment profile as its Index in terms of key risk factors, performance attributes and other characteristics.
These include industry weightings, market capitalization, and other financial characteristics of stocks. The quantity of holdings in each Fund will be based on a number of factors, including asset size of each Fund. The Adviser generally expects each New Fund to hold less than the total number of stocks

                                        2
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in its Index, but reserves the right to hold as many stocks as it believes necessary to achieve each New Fund's investment objective.

     In addition, from time to time, stocks are added to or removed from an Index and consequently the countries represented by an Index may change. A Fund may sell stocks that are represented in its Index, or purchase stocks that are not yet represented in its Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight stocks in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

     Each Fund will normally invest at least 90% of its assets in the securities of companies in its Index. Such investments by the New Funds may also include
American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs") based on the securities in its Index. In order to provide a Fund additional flexibility to comply with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), other regulatory requirements and to manage future corporate actions and Index changes, each Fund may invest the remainder of its assets in securities that are not included in its Index or in ADRs and GDRs representing such securities.

     Each Fund also may invest its other assets in futures contracts, options on futures contracts, other types of options, and swaps related to its Index, as well as cash and cash equivalents. Each Fund will concentrate its investments in a particular industry or sector to approximately the same extent that its Index is so concentrated.

     Each Fund will provide shareholders with at least 60 days notice prior to any material change in the above-noted 90% investment policy or its underlying
Index. The Board of Trustees of the Trust may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. Except for the SPDR FTSE/Macquarie Global Infrastructure 100 ETF, the
Trustees may not change a Fund's investment objective without shareholder approval.

                                        3
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   THIS SECTION DESCRIBES THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT
                            STRATEGIES OF THE FUNDS.

                               DJ STOXX 50(R) ETF
                                 (SYMBOL: FEU)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield of the Dow
Jones STOXX 50(R) Index ("Dow Jones STOXX 50(R) Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the performance of the Dow Jones STOXX 50(R) Index.
The Dow Jones STOXX 50(R) Index is a pan-European index that represents the performance of some of the largest companies, across all components of the 18
Dow Jones STOXX(R) 600 Supersector indexes. The 50 companies in the Dow Jones
STOXX 50(R) Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding
Dow Jones STOXX(R) TMI Supersector Index. In addition, any stocks that are currently components of the Dow Jones STOXX 50(R) Index are added to the list.
From that list, the 40 largest stocks are selected to be components of the Dow
Jones STOXX 50(R) Index. In addition, any stocks that are current components of the Dow Jones STOXX 50(R) Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Dow Jones STOXX 50(R) Index.

     The Fund is subject to the following risks, as described under "Principal
Risks": INDEX AND EQUITY RISK; INDEX TRACKING RISK; FOREIGN SECURITIES RISKS;
COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; NON-DIVERSIFIED
RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under
"Additional Investment Strategies, Risks and Other Considerations."

                            DJ EURO STOXX 50(R) ETF
                                 (SYMBOL: FEZ)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield of the Dow
Jones EURO STOXX 50(R) Index ("Dow Jones EURO STOXX 50(R) Index"). There is no assurance that the Fund will achieve its investment objective.

                                        4
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     Principal Investment Strategies.  The Fund uses a passive management strategy designed to track the performance of the Dow Jones EURO STOXX 50(R)
Index. The Dow Jones EURO STOXX 50(R) Index represents the performance of some of the largest companies across all components of the 18 Dow Jones EURO STOXX(R)
Supersector indexes. The 50 companies in the Dow Jones EURO STOXX 50(R) Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding Dow Jones EURO
STOXX(R) TMI Supersector Index. In addition, any stocks that are currently components of the Dow Jones EURO STOXX 50(R) Index are added to the list. From that list, the 40 largest stocks are selected to be components of the Dow Jones
EURO STOXX 50(R) Index. In addition, any stocks that are current components of the Dow Jones EURO STOXX 50(R) Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Dow Jones EURO STOXX 50(R) Index.

     The Fund is subject to the following risks, as described under "Principal
Risks": INDEX AND EQUITY RISK; INDEX TRACKING RISK; FOREIGN SECURITIES RISKS;
COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; NON-DIVERSIFIED
RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under
"Additional Investment Strategies, Risks and Other Considerations."

               SPDR(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF
                                 (SYMBOL: RWX)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of an equity index based upon the international real estate market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the price and yield performance of the Dow Jones Wilshire Ex-US Real Estate Securities Index ("DJW
Ex-US RESI Index" or the "Index"). The Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in countries excluding the U.S. As of December 31, 2006, the Index consisted of companies from Austria, Australia, Belgium, Canada, Chile,
France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand,
Philippines, Poland, Singapore, South Africa, Spain, Sweden, Switzerland,
Taiwan, Thailand and the United Kingdom. As of December 31, 2006, the Index was comprised of 158 securities.

                                        5
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     The Fund is subject to the following risks, as described under "Principal
Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES
RISKS; COUNTRY AND REGIONAL RISK; EMERGING MARKETS RISK; DERIVATIVES RISK; LARGE
CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK;
CONCENTRATION RISK; REAL ESTATE SECURITIES RISK and MANAGEMENT RISK. Also see
ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other
Considerations."

              SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF
                                 (SYMBOL: GII)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the global infrastructure industry market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology to track the total return performance of the Macquarie Global Infrastructure 100 Index ("MGI 100 Index" or the "Index"). The
MGI 100 Index is a float adjusted market capitalization weighted index that measures the stock performance of companies within the infrastructure industry, principally those engaged in management, ownership and operation of infrastructure and utility assets. The MGI 100 Index is a composite of the broader Macquarie Global Infrastructure Index which is based on 255 stocks within the following subsectors: Pipelines, Transportation Services, Electricity, Gas Distribution, Multi-utilities, Water and Telecommunications
Equipment. As of December 31, 2006, the Index consisted of companies from Austria, Australia, Brazil, Canada, France, Germany, Hong Kong, Italy, Japan,
Portugal, South Korea, Spain, Switzerland, the United Kingdom and the United
States. As of December 31, 2006, the Index was comprised of 101 stocks.

     The Fund is subject to the following risks, as described under "Principal
Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES
RISKS; EMERGING MARKETS RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK;
SMALL CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK.
Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and
Other Considerations."

                                        6
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                          SPDR(R) MSCI ACWI EX-US ETF
                                 (SYMBOL: CWI)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon a broad based world ex-US equity market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology to track the total return performance of the MSCI All Country World Index ("ACWI") ex USA Index ("MSCI ACWI Index" or the
"Index"). MSCI ACWI Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the U.S. As of December 31, 2006, the Index consisted of companies from Argentina, Australia, Austria, Belgium, Brazil,
Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland,
France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel,
Italy, Japan, Jordan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand,
Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South
Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. As of December 31, 2006, the Index was comprised of 2,126 securities.

     The Fund is subject to the following risks, as described under "Principal
Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES
RISKS; EMERGING MARKETS RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK;
SMALL CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK.
Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and
Other Considerations."

                   SPDR(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF
                                 (SYMBOL: JPP)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Japanese equity market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the Russell/Nomura PRIME(TM) Index (the "PRIME Index"). The PRIME
Index is made up of the 1,000 largest stocks in terms of float-adjusted market capitalization of the Russell/Nomura Total Market(TM) Index and is

                                        7
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designed to take into account liquidity and to serve as a benchmark for passive investment strategies. The PRIME Index includes stocks from a broad universe of
Japan equities. As of December 31, 2006, the PRIME Index was comprised of 1,000 stocks.

     The Fund is subject to the following risks, as described under "Principal
Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES
RISKS; GEOGRAPHIC RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK;
NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see
ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other
Considerations."

                 SPDR(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF
                                 (SYMBOL: JSC)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Japanese small cap equity market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the float-adjusted Russell/Nomura Japan Small Cap(TM) Index (the
"Small Cap Index"). The Small Cap Index is made up of the smallest 15% of stocks, in terms of float-adjusted market capitalization, of the Russell/ Nomura
Total Market(TM) Index. The Small Cap Index includes stocks from a broad universe of Japan equities. As of December 31, 2006, the Index was comprised of 1,350 stocks.

     The Fund is subject to the following risks, as described under "Principal
Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES
RISKS; GEOGRAPHIC RISK; DERIVATIVES RISK; SMALL CAP RISK; NON-DIVERSIFIED RISK;
CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under
"Additional Investment Strategies, Risks and Other Considerations."

                                        8
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                                PRINCIPAL RISKS

     THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY
INVESTING IN THE FUNDS. THE FUNDS MAY NOT ACHIEVE THEIR OBJECTIVES. AN
INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
AGENCY.

     INDEX AND EQUITY RISK (All Funds):  Unlike many investment companies, each
Fund is not actively "managed." Therefore, a Fund would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the relevant Index. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. Stock values could decline generally or could underperform other investments.

     INDEX TRACKING RISK (Stoxx Funds): Each Fund's return may not match or achieve a high degree of correlation with the return of its respective Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Each Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If a Fund utilizes a sampling approach, or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if each Fund purchased all of the stocks in the Index. This risk may be exacerbated for Funds with low asset levels.

     SAMPLING INDEX TRACKING RISK (New Funds): Each Fund's return may not match or achieve a high degree of correlation with the return of its respective Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index, and also incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of the Index, or representative sample of the Index. Each Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since each Fund utilizes a sampling approach and may invest in ADRs or GDRs based on the securities in its respective Index and futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if each Fund purchased all

                                        9
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of the stocks in the Index. This risk is particularly acute for the New Funds due to the greater risks of foreign investment described below and this risk may be exacerbated for New Funds with low asset levels.

     FOREIGN SECURITIES RISKS (All Funds): Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S.
stocks. Each Fund's net asset value is determined on the basis of U.S. dollars.
Foreign currencies, investments, and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Therefore, you may lose money if the local currency of a foreign market depreciates against the U.S.
dollar even if the local currency value of a Fund's holdings goes up.

     Foreign Securities. Each Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States.
Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability.

                                        10

Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

     Currency. Because each Fund's net asset value is determined on the basis of U.S. dollars, a Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings rises.

     Forward Currency Exchange Contracts. Each Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Adviser, and the Fund is not required to hedge its foreign currency positions. A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

     EMERGING MARKETS RISK (SPDR(R) DJ Wilshire International Real Estate ETF; SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF; and SPDR(R) MSCI ACWI ex-US ETF): Some foreign markets in which the Funds invest are considered to be emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, govern-ments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of a Fund's shareholding being completely lost and cause a Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

     GEOGRAPHIC RISK (SPDR(R) Russell/Nomura PRIME(TM) Japan ETF and SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF): Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., Japan) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may decline all at the same time.

COUNTRY AND REGIONAL RISK

     Europe (DJ STOXX 50(R) ETF and DJ EURO STOXX 50(R) ETF): Developed countries in Europe will be significantly affected by the tight fiscal and monetary controls of the European Monetary Union.

     Japan (SPDR(R) Russell/Nomura PRIME(TM) Japan ETF and SPDR(R) Russell/ Nomura Small Cap(TM) Japan ETF): Japan's economy has been in a recession. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures. Governmental policy can significantly affect economic growth.

     DERIVATIVES RISK (All Funds): A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

     LARGE CAP RISK (All Funds, excluding SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF): Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

     MID CAP RISK (All Funds, excluding DJ STOXX 50(R) ETF; DJ EURO STOXX 50(R) ETF; and SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF): Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

     SMALL CAP RISK (All Funds, excluding DJ STOXX 50(R) ETF; DJ EURO STOXX 50(R) ETF; and SPDR(R) Russell/Nomura Prime(TM) Japan ETF): Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

     MICRO CAP RISK (All Funds, excluding DJ STOXX 50(R) ETF; DJ EURO STOXX 50(R) ETF; SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF; and SPDR(R) Russell/Nomura Prime(TM) Japan ETF): Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded, and thus difficult for a Fund to buy and sell in the market.

     NON-DIVERSIFIED RISK (All Funds): Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company or a single industry than diversified funds, the performance of that company or industry can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of each Fund.

     CONCENTRATION RISK (All Funds): Each Fund's assets may be concentrated in an industry or group of industries to the extent that its Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if a Fund's assets were invested in a wider variety of industries.

     REAL ESTATE SECURITIES RISK (SPDR(R) DJ Wilshire International Real Estate
ETF): The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in real estate securities (which include real estate investment trusts ("REITs")) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund's investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended ("1940 Act").

     MANAGEMENT RISK (All Funds): Because each New Fund does not fully replicate its Index and the Stoxx Funds may, under certain circumstances, hold less than the total number of stocks in its Index, each Fund is subject to management risk. This is the risk that the Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

                                  PERFORMANCE
                             BAR CHARTS AND TABLES

     The New Funds do not have a full calendar year of performance history. Once the New Funds have completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the New Funds by showing the variability of the New Funds' returns based on net assets and comparing each New Fund's performance to a broad measure of market performance.

     The bar charts and tables below provide some indication of the risks of investing in the Stoxx Funds by showing the variability of the Stoxx Funds' returns based on net assets and comparing each Stoxx Fund's performance to a broad measure of market performance. Past performance (both before and after taxes) is not necessarily an indication of how the Stoxx Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Performance information prior to July 1, 2004 for each Stoxx Fund shown below was achieved while the Stoxx Funds were managed by a different investment adviser.

                               DJ STOXX 50(R) ETF
(CHART)

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 2003                                                           35.52
Calendar Year End 2004                                                           15.25
Calendar Year End 2005                                                            7.39
Calendar Year End 2005                                                           26.75

     This bar chart shows the performance of the Fund's shares for each full calendar year since its inception on October 15, 2002. During the period shown above (January 1, 2003 through December 31, 2006), the highest quarterly return for the Fund was 21.53% for the quarter ended June 30, 2003 and the lowest quarterly return for the Fund was -9.21% for the quarter ended March 31, 2003.

--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                    ONE       SINCE
(FOR PERIODS ENDING DECEMBER 31, 2006)                        YEAR    INCEPTION(1)
--------------------------------------------------------------------------------------
  Return Before Taxes                                         26.75%     19.77%
--------------------------------------------------------------------------------------
  Return After Taxes on Distributions                         26.04%     19.42%
--------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Creation
    Units                                                     18.02%     17.42%
--------------------------------------------------------------------------------------
  Dow Jones STOXX 50(R) Index (reflects no deductions for
    fees, expenses or taxes) (USD)                            26.97%     20.03%
--------------------------------------------------------------------------------------

(1)  Investment operations commenced on October 15, 2002.

                            DJ EURO STOXX 50(R) ETF
(CHART)

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 2003                                                           41.72
Calendar Year End 2004                                                           18.01
Calendar Year End 2005                                                            7.67
Calendar Year End 2006                                                           32.04

     This bar chart shows the performance of the Fund's shares for each full calendar year since its inception on October 15, 2002. During the period shown above (January 1, 2003 through December 31, 2006), the highest quarterly return for the Fund was 27.45% for the quarter ended June 30, 2003 and the lowest quarterly return for the Fund was -11.25% for the quarter ended March 31, 2003.

-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                           ONE       SINCE
(FOR PERIODS ENDING DECEMBER 31, 2006)               YEAR    INCEPTION(1)
-----------------------------------------------------------------------------
  Return Before Taxes                                32.04%     23.81%
-----------------------------------------------------------------------------
  Return After Taxes on Distributions                31.76%     23.58%
-----------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
     Creation Units                                  21.67%     21.16%
-----------------------------------------------------------------------------
  Dow Jones EURO STOXX 50(R) Index (reflects no
     deductions for fees, expenses or taxes) (USD)   31.97%     23.81%
-----------------------------------------------------------------------------

(1)  Investment operations commenced on October 15, 2002.

                               FEES AND EXPENSES

     This table describes the estimated fees and expenses that you may pay if you buy and hold Shares of the Funds.(1)

                                                                SPDR(R) DJ           SPDR(R)
                                                  DJ EURO        WILSHIRE         FTSE/MACQUARIE      SPDR(R)         SPDR(R)
                                       DJ          STOXX       INTERNATIONAL          GLOBAL         MSCI ACWI     RUSSELL/NOMURA
                                   STOXX 50(R)     50(R)        REAL ESTATE     INFRASTRUCTURE 100     EX-US      PRIME(TM) JAPAN
                                       ETF          ETF             ETF                ETF              ETF             ETF
                                   -----------   ----------   ---------------   ------------------   ----------   ----------------
SHAREHOLDER FEES
(fees paid directly from your
investment. See "Purchase and
Redemption of Creation Units" for
a discussion of Creation and
Redemption Transaction Fees).....     0.00%         0.00%          0.00%               0.00%            0.00%           0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
a Fund's assets)(2)
  Management Fees(3).............     0.29%         0.29%          0.59%               0.59%            0.34%           0.50%
  Distribution and Service
    (12b-1) Fees.................     None          None           None                None             None            None
  Acquired Fund Fees and
    Expenses.....................     0.01%         0.02%           N/A                 N/A              N/A             N/A
  Other Expenses(3),(4)..........     0.01%         0.01%          0.01%               0.01%            0.01%           0.01%
TOTAL ANNUAL FUND OPERATING
  EXPENSES.......................     0.31%         0.32%          0.60%               0.60%            0.35%           0.51%

                                       SPDR(R)
                                    RUSSELL/NOMURA
                                    SMALL CAP(TM)
                                        JAPAN
                                         ETF
                                   ----------------
SHAREHOLDER FEES
(fees paid directly from your
investment. See "Purchase and
Redemption of Creation Units" for
a discussion of Creation and
Redemption Transaction Fees).....        0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
a Fund's assets)(2)
  Management Fees(3).............        0.55%
  Distribution and Service
    (12b-1) Fees.................        None
  Acquired Fund Fees and
    Expenses.....................         N/A
  Other Expenses(3),(4)..........        0.01%
TOTAL ANNUAL FUND OPERATING
  EXPENSES.......................        0.56%

---------------
(1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.

(2) Expressed as a percentage of average daily net assets.

(3) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses and other extraordinary expenses.

(4) With respect to the Stoxx Funds, "Other Expenses" have been restated to reflect reduced operating expenses due to additional operational Funds in the Trust and the absence of other unique operational expenses incurred during the fiscal year ended September 30, 2006. Except for the Stoxx Funds, "Other Expenses" are estimates based on the anticipated expenses that are expected to be incurred for the fiscal year ending September 30, 2007.

                                    EXAMPLE

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. Each Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Funds' estimated operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES.

                                               1       3       5      10
                                              YEAR   YEARS   YEARS   YEARS
                                              ----   -----   -----   -----
                                              ($)     ($)     ($)     ($)
DJ STOXX 50(R) ETF..........................   32     100     175     396
DJ EURO STOXX 50(R) ETF.....................   33     103     180     408
SPDR(R) DJ Wilshire International Real
  Estate ETF................................   62     193     N/A     N/A
SPDR(R) FTSE/Macquarie Global Infrastructure
  100 ETF...................................   62     193     N/A     N/A
SPDR(R) MSCI ACWI ex-US ETF.................   36     113     N/A     N/A
SPDR(R) Russell/Nomura PRIME(TM) Japan
  ETF.......................................   52     164     N/A     N/A
SPDR(R) Russell/Nomura Small Cap(TM) Japan
  ETF.......................................   57     180     N/A     N/A

EXAMPLE -- BASED ON A CREATION UNIT

     Each Fund issues and redeems shares at net asset value only in blocks of 50,000 Shares or other aggregations thereof called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard fee is charged to each purchase or redemption of Creation Units, as set forth in the table later in this Prospectus under "Creation and Redemption Transaction Fees." The fee is a single charge and will be the same regardless of the number of Creation Units purchased or redeemed on the same day. Investors who hold Creation Units will also pay the annual Fund operation expenses described earlier in this Prospectus under "Fees and Expenses." Assuming a 5% return each year, the chart below provides total costs of a

Creation Unit redeemed for certain time periods as set forth below. Funds not listed below had not commenced operations as of December 31, 2006.

                        APPROXIMATE
                         VALUE OF      CREATION   REDEMPTION     1         3        5        10
FUND NAME              CREATION UNIT     FEE         FEE        YEAR     YEARS    YEARS     YEARS
---------              -------------   --------   ----------   ------   -------   ------   -------
                                                                ($)       ($)      ($)       ($)
DJ STOXX 50(R) ETF...  $  2,410,500    $1,500*     $1,500*     10,663    27,104   45,145    98,384
DJ EURO STOXX 50(R)
  ETF................  $  2,707,500    $1,500*     $1,500*     11,885    30,945   51,865   113,540
SPDR(R) DJ Wilshire
  International Real
  Estate ETF.........  $  6,270,000    $ 3,000     $ 3,000     44,578   126,996      N/A       N/A
SPDR(R) Russell/
  Nomura PRIME(TM)
  Japan ETF..........  $ 11,072,000    $ 5,000     $ 5,000     67,906   191,779      N/A       N/A
SPDR(R) Russell/
  Nomura Small
  Cap(TM) Japan ETF..  $  2,535,500    $ 5,000     $ 5,000     24,560    55,686      N/A       N/A

---------------

* An additional charge of up to four times the transaction fee may be charged to the extent that cash is used in lieu of securities to purchase Creation Units and to the extent redemptions are for cash, which would cause expenses to be higher.

                               INDEX DESCRIPTIONS

                            DOW JONES STOXX INDEXES

     THE DOW JONES STOXX 50(R) INDEX. The Dow Jones STOXX(R) 600 TMI Supersector Indexes are subsets of the pan-European Dow Jones STOXX(R) Total Market Index and contain 600 of the largest stocks traded on the major exchanges in Europe. Countries covered in the Dow Jones STOXX 50(R) Index include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Dow Jones STOXX 50(R) Index is a free float, market capitalization weighted index that captures approximately 60% of the underlying market capitalization of the pan-European Dow Jones STOXX(R) Total Market Index. The Dow Jones STOXX(R) Total Market Index covers approximately 95% of the free-float market capitalization of the investable universe in Europe. As of December 31, 2006, the market capitalization of the smallest company included in the Dow Jones STOXX 50(R) Index was approximately $16.41 billion.

     THE DOW JONES EURO STOXX 50(R) INDEX. The Dow Jones EURO STOXX(R) TMI Supersector Indexes represent the Eurozone portion of the Dow Jones EURO STOXX(SM) Total Market Index. Countries covered in the Dow Jones EURO STOXX 50(R) Index include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain. The Dow Jones EURO STOXX 50(R) Index is a free float, market capitalization weighted index that captures approximately 60% of the underlying market capitalization of the Dow Jones EURO STOXX(R) Total Market Index. The Dow Jones EURO STOXX(R) Total Market Index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. As of December 31, 2006, the market capitalization of the smallest company included in the Dow Jones EURO STOXX 50(R) Index was approximately $36.47 billion.

             DOW JONES WILSHIRE EX-US REAL ESTATE SECURITIES INDEX

INDEX PROVIDER DESCRIPTION

     Dow Jones Indexes is part of Dow Jones & Company, which publishes the world's most vital business and financial news and information. Dow Jones Indexes is a premier global provider of investable indexes, including the Dow Jones Averages and the Dow Jones Global, Regional, Country and Sector Titans Indexes and is co-owner of the Pan-European Dow Jones STOXX

Indexes. Together with Wilshire Associates, Dow Jones Indexes markets and licenses the Dow Jones Wilshire index family, which includes the Dow Jones Wilshire 5000 and its size, style, and sector indexes. Dow Jones Indexes also offers a number of specialty indexes including hedge fund, commodity and credit derivative indexes.

     In addition to Dow Jones Indexes, Dow Jones & Company (NYSE: DJ; dowjones.com) publishes The Wall Street Journal and its international and online editions, Barron's and the Far Eastern Economic Review, Dow Jones Newswires, MarketWatch and the Ottaway group of community newspapers. Dow Jones is co-owner with Reuters Group of Factiva and with Hearst of SmartMoney. Dow Jones also provides news content to CNBC and radio stations in the U.S.

     Wilshire Associates is a leading global investment technology, investment consulting and investment management firm with four business units: Wilshire Analytics, Wilshire Funds Management, Wilshire Consulting, and Wilshire Private Markets. The firm was founded in 1972, revolutionizing the industry by pioneering the application of investment analytics and research to investment management for the institutional marketplace. Wilshire also is credited with helping to develop the field of quantitative investment analysis that uses mathematical tools to analyze market risks. All other business units evolved from Wilshire's strong analytics foundation.

     Wilshire developed the index now known as the Dow Jones Wilshire 5000(sm) Composite Index, the first asset/liability models for pension funds, the first U.S. equity style metrics work and many other "firsts" as the firm grew to more than 300 employees serving the investment needs of institutional and high net worth clients around the world.

     Based in Santa Monica, CA, Wilshire provides services to clients in more than 20 countries representing in excess of 600 organizations with assets totaling more than $12.5 trillion as of December 31, 2006. With eight offices on four continents, Wilshire Associates and its affiliates are dedicated to providing clients with the highest quality counsel, products and services. Please visit www.wilshire.com for more information.

INDEX DESCRIPTION

     The Dow Jones Wilshire Ex-US Real Estate Securities Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in developed and emerging countries excluding the United States. As of December 31, 2006, the Dow Jones Wilshire Ex-US Real Estate Securities Index included Austria, Australia,

Belgium, Canada, Chile, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Philippines, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, and the United Kingdom.

     The Dow Jones Wilshire Global Real Estate Securities Index (DJW G RESI) is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate. The global index is an expansion of the original U.S. index, developed in 1991 by Wilshire Associates to serve as a proxy for direct real estate investment by institutions. The Dow Jones Wilshire Global Real Estate Investment Trust (DJW G
REIT) Index is a subset of the DJW G RESI and is comprised only of those REITs and REIT-like securities in the larger index. The Dow Jones Wilshire Ex-US Real Estate Securities Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in countries excluding the US.

INDEX METHODOLOGY

     To be included in the real estate Index, an issue must be all of the following:

     - The company must be both an equity owner and operator of commercial and/or residential real estate. Security types excluded from these more focused indexes include mortgage REITs, health care REITS, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments.

     - The company must have a minimum total market capitalization of at least $200 million at the time of its inclusion.

     - At least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets.

     - The liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities.

INDEX MAINTENANCE

     Periodic and ongoing reviews of the index composition and shares are conducted based on the following rules:

     - Routine additions and deletions to the indexes, as well as shares updates, are made quarterly after the close of trading on the third

       Friday of March, June, September, and December. The changes become effective at the opening of trading on the next business day.

     - During the quarter, a component company's shares outstanding will be adjusted at the same time as a change in that company is made to the Dow Jones Wilshire 5000 Composite Index or to the soon to be released Dow Jones Wilshire family of Indexes.

     - A company will be removed from the indexes if direct mortgage investments represent more than 25% of the company's assets for two consecutive quarters or if the company is reclassified as a mortgage or hybrid REIT.

     - A company will be removed from the indexes if less than 50% of its total revenue is generated from the ownership and operation of real estate assets for two consecutive quarters.

     - A company will be removed from the indexes if its stock becomes illiquid or has more than 10 nontrading days during the previous quarter.

     - A company will be removed from the indexes if its stock is delisted by its primary market due to failure to meet financial or regulatory requirements.

     - A company will be removed from the indexes if its total market capitalization falls below $100 million and remains at that level for two consecutive quarters.

     - If a component company enters bankruptcy proceedings, it will be removed from the indexes and will remain ineligible for reinclusion until it has emerged from bankruptcy. However, the Dow Jones Wilshire Index Oversight Committee may, following a review of the bankrupt company and the issues involved in the filing, decide to keep the company in the indexes.

     - The Dow Jones Wilshire Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from any Dow Jones Wilshire Index to which that company belongs if the committee deems the removal necessary to protect the integrity of the index and the interests of investors in products linked to that index.

     - The index value is based on each stock's closing price on its primary market and the official WM closing spot rates as of 5:30 p.m. eastern time.

INCEPTION DATE

     The Dow Jones Wilshire Ex-US Real Estate Securities Index was first published on March 21, 2006. Back-tested historical data is available on a monthly basis from December 31, 1992, and daily from January 1, 1999.

     The average market capitalizations for the components of the Index as of December 31, 2006:

                                                      AVERAGE
                                                       MARKET
INDEX                                              CAPITALIZATION
-----                                              --------------
Dow Jones Wilshire Ex-US Real Estate Securities
  Index..........................................  $8.83 billion

                   MACQUARIE GLOBAL INFRASTRUCTURE 100 INDEX

MACQUARIE GLOBAL INFRASTRUCTURE 100 INDEX.

     The Macquarie Global Infrastructure 100 Index ("MGI 100 Index") calculated by the Financial Times Stock Exchange ("FTSE") is designed to reflect the stock performance of companies within the infrastructure industry, principally those engaged in management, ownership and operation of infrastructure and utility assets. The MGI 100 Index is a composite of the broader Macquarie Global Infrastructure Index ("MGII") which is based on 255 stocks currently in the FTSE Global Equity Index Series. The MGI 100 Index is based on the universe of the MGII with a further country screen allowing only constituents in the FTSE developed and FTSE Advanced Emerging regions. Eligible countries from the MGII are then re-ranked by investable market with the top 100 being included in the index.

INDEX METHODOLOGY

     To be included in the infrastructure indexes, an issue must be all of the following:

     - Each security must be a current constituent of the FTSE Global Equity Index Series ("GEIS") All Cap Index.(1)

---------------

(1 )The FTSE Global Equity Index Series covers over 7,000 securities in 48 different countries and captures 98% of the world's investable market capitalisation. The index series is divided into Developed, Advanced Emerging and Secondary Emerging segments.

    - Macquarie will be responsible for vetting the constituent list and excluding noninfrastructure stocks. FTSE must receive this final constituent list 5 working days before the changes are to be implemented.

    - The MGI 100 Index is based on the universe of the MGII with a further country screen allowing only constituents in the FTSE Developed and FTSE Advanced Emerging regions.

     - The share weighting of an individual constituent is the same as in the FTSE GEIS All Cap Index, based on the appropriate free float weighting of that Index.

     - The Companies classified in one of the following Industry Classification Benchmark ("ICB") subsectors are eligible for inclusion in the index --
      1. Pipelines
      2. Transportation Services
      3. Electricity
      4. Gas Distribution
      5. Multiutilities
      6. Water
      7. Telecommunications Equipment

     - Macquarie Communications Infrastructure (Code MCG) will be included in the Telecommunications Equipment subsector.

INDEX MAINTENANCE

     Periodic and ongoing reviews of the index composition and shares are conducted based on the following rules:

     - The Index Series is reviewed semi annually in June and December as part of the reviews of the FTSE Global Equity Index Series on the same dates. The MGII constituents will be compiled using data available on the Monday, 3 weeks before the review implementation, and sent to Macquarie for sign off. The MGI100 Index will be cut after close, the Monday before implementation, once the MGII has been agreed.

     - Changes arising from the reviews are implemented after the close of business on the third Friday in June and December.

     - For the MGII, at review, eligible securities will be ranked by full market capitalization, and those single lines with a full market cap greater than $250 million will be included in the index.

     - There will be no intra-review additions to the Macquarie Global Infrastructure Index.

     - For the MGI 100 Index, the eligible companies from the MGII Index, and the further country screen, will then be re-ranked by investable market cap, and the top 100 will be included in the index. A reserve list of 10 securities will also be identified to replace any intra-review deletions to maintain 100 constituents at all times.

     - If a company with multiple lines is eligible, only the largest of those lines, by investable market cap, will be included in the index.

     In the event of a spin off, the spun off company will remain in the MGI 100 Index, if eligible, and if it is larger than the current lowest ranking constituent. The smallest constituent will be removed from the index at the close of business the day before the corporate action.

     The average market capitalizations for the components of the Index as of December 31, 2006:

                                              AVERAGE MARKET
INDEX                                         CAPITALIZATION
-----                                    ------------------------
Macquarie Global Infrastructure 100
  Index................................  $27.74 billion (weighted)

                                   MSCI INDEX

INDEX PROVIDER DESCRIPTION

     Morgan Stanley Capital International ("MSCI") develops and maintains equity, REIT, fixed income, multi-asset class and hedge fund indices. MSCI is headquartered in New York, with research and commercial offices around the world. MSCI has constructed its equity indices for more than 30 years.

INDEX CRITERIA & METHODOLOGY SUMMARY

     A.  Component Selection Criteria

             MSCI undertakes an index construction process, which involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors, (iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS"), and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

     B.  Eligibility

             The index construction process starts at the country level, with the identification of all listed securities for that country. Currently, MSCI creates equity indices for 50 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe.

        Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

     C.   Methodology

             MSCI follows a "bottom-up" approach to index construction, building indices up to the industry group level. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities, and (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

     D.  Liquidity

             All securities that are considered for inclusion or currently are included in the MSCI Indices must have adequate liquidity. However, liquidity is not the sole determinant for inclusion in the index, although it is an important consideration.

             In making an assessment of adequate liquidity levels, a number of absolute and relative liquidity measures are considered. These include patterns of traded volume and traded value over several periods of time.

             The analysis of the adequacy of a security's liquidity also considers the average liquidity for the country and the industry group to which the security belongs. In addition, in some cases, while assessing the liquidity of a local security, the trading volumes in depository receipts, such as ADRs or GDRs may also be considered. MSCI does not define absolute minimum or maximum liquidity levels for stock inclusion or exclusion from the MSCI Standard Equity Index Series, but considers their relative standing within each country and between cycles. This is because liquidity is not comparable between countries. In addition, liquidity is partly a function of the cyclicality of markets or industries, and limiting index constituents to only the most liquid stocks would introduce a bias against those stocks and sectors that are temporarily out of favor with investors.

INDEX MAINTENANCE AND ISSUE CHANGES

     Overall, index maintenance can be described by three broad categories of implementation of changes:

     - Annual full country index reviews that systematically re-assess the various dimensions of the equity universe for all countries and are conducted on a fixed annual timetable;

     - Quarterly index reviews, aimed at promptly reflecting other significant market events; and

     - Ongoing event-related changes, such as mergers and acquisitions, which are generally implemented in the indices as they occur.

     The annual full country index review for all the MSCI Standard Country Indices is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs on only three dates throughout the year: as of the close of the last business day of February, August and November. Any Country Indices may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancings are generally announced at least two weeks in advance.

     Potential changes in the status of countries (stand-alone, emerging, developed) follow their own separate timetables.

     Market driven changes such as mergers, acquisitions, bankruptcies or new issues can cause changes in the index composition. MSCI seeks to monitor all cases of such corporate actions within the MSCI universe and implement them as they occur.

     A.  Additions

             Potential additions are analyzed not only with respect to their industry group, but also with respect to their industry or sub-industry group, in order to represent a wide range of economic and business activities. All additions are considered in the context of MSCI's methodology, including the index constituent eligibility rules and guidelines.

             Security additions have to meet the normal criteria for inclusion and also often undergo a "seasoning period" of several months until trading patterns and volumes are established. Furthermore, sometimes a new issue, usually a privatization, comes to the market and substantially changes the country's industry profile. In this case, where even temporarily excluding it would distort the characteristics of the market, it may be immediately included in the MSCI Standard Equity Indices. There is no fixed number of companies included in the index. Therefore, the addition of a company does not necessarily cause the corresponding deletion of another.

     B.  Deletions

             MSCI will remove from the MSCI Standard Equity Index Series as soon as practicable securities of companies that file for bankruptcy, companies that file for protection from their creditors and/or are suspended for which a return to normal business activity and trading is unlikely in the near future.

             Securities may also be considered for early deletion in other significant cases, such as decreases in free float and Foreign Ownership Limits (FOLs). In addition, when a constituent company acquires or merges with a non-constituent company or spins-off another company, the securities of the constituent company may be removed from the index, if, for example, these securities are no longer representative of the industry as a result of the event.

INDEX AVAILABILITY

     The MSCI Standard Equity Indexes are calculated and published daily. Daily index values can be found at the MSCI website and are also made available to major newspapers, financial websites and financial data vendors.

EXCHANGE RATES AND PRICING

     The prices used to calculate the MSCI Indices are currently the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

     Exchange Rates: MSCI currently uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m. London time by the WM Reuters Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m.

WM Reuters provides closing bid and offer rates. MSCI currently uses these to calculate mid-point to 5 decimal places.

     MSCI may elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

     The average market capitalizations for the components of the Index as of December 31, 2006:

INDEX                                  AVERAGE MARKET CAPITALIZATION
-----                                  -----------------------------
MSCI ACWI ex USA Index...............         $45.02 billion

                          RUSSELL/NOMURA JAPAN INDEXES

INDEX PROVIDER DESCRIPTION

     The Russell/Nomura Japan Indexes were jointly developed by Russell Investment Group and Nomura Securities Co., Ltd. in 1995, and continue to serve as benchmarks of performance based on various investment policies. The indexes, which have been value-weighted and free-float adjusted since inception, include only common stocks domiciled in Japan, and were the first Japanese stock market benchmark classified into several styles. All indexes are subsets of the Russell/Nomura Total Market Index, which represents approximately 98% of the investable Japan equity market.

     Purposes of Russell/Nomura Indexes:

     - Determining investment strategies (strategic asset allocation)

     - Determining manager structure

     - Supporting portfolio management activities

     - Evaluating performance

     - Managing risk

     Characteristics of Russell/Nomura Indexes:

     - Entire Japanese market representation; constituent stocks are selected from among all listed stocks on the various stock exchanges in Japan, not just a single exchange

     - Reflect only stocks that are investable (available for investment) as market capitalization is free-float adjusted to account for stable shareholdings

     - Existence of subindexes for different sizes of companies based on market capitalization

     - Existence of subindexes for growth and value stocks, which are determined based on P/B ratios adjusted for off-balance sheet items

     - Transparent methodology that eliminates arbitrary stock selection

     - Annual reconstitution

RUSSELL/NOMURA PRIME INDEX

INDEX DESCRIPTION

     The Russell/Nomura Prime Index is made up of the 1,000 largest stocks in terms of float-adjusted market capitalization (representing approximately 96%) of the Russell/Nomura Total Market Index. It is designed to serve as a benchmark for passive investment strategies. It has broad market coverage, and takes liquidity into account. As of December 31, 2006, the Index had an adjusted market capitalization range of approximately $39.06 million to $128.65 billion.

     The Russell/Nomura Prime Index employs a "banding" method at reconstitution in order to control the frequent replacement caused by small fluctuations of market capitalization. A "negative list" method is also used to help prevent the inclusion of stocks of especially low liquidity. The Index is calculated with dividends reinvested, and is denominated in Japanese yen and US dollars. The index is calculated based on the share price for each stock on its primary exchange. The index maintains the inclusion of stocks that are tentatively delisted due to mergers or equity transfers, and free-float ratios are adjusted when private placements are made. The index has growth and value subindexes and 33 industrial subindexes.

     The Russell/Nomura Prime Index includes stocks that are not listed on the First Section of the Tokyo Stock Exchange.

INDEX METHODOLOGY

     The Russell/Nomura Prime Index is made up of the 1,000 largest stocks in terms of float-adjusted market capitalization of the Russell/Nomura Total Market Index, which are determined by an annual reconstitution of the Russell/ Nomura Japan Indexes. A "banding" method is employed at reconstitution in order to control the frequent replacement caused by small fluctuations of market capitalization. A "negative list" method is also used to help prevent the inclusion of stocks of especially low liquidity. The "negative list" takes precedence over "banding."

     Under the "negative list" rule (exclusion of low-liquidity stocks), stocks ranked 2,001st or lower in terms of average monthly trading value in the one year prior to the reconstitution date are automatically excluded.

     Stocks ranked 900 or higher in terms of float-adjusted market capitalization are automatically included in the index, regardless of whether or not they were in the index immediately prior to the reconstitution. However under the "banding" (900 -- 1,100) rule, stocks ranked 901 -- 1,100 are only included in the index if they were constituents of the index immediately prior to the reconstitution, and are thus selected in rank order until 1,000 stocks have been selected in total. If a total of 1,000 stocks is not reached as a result of this process, then stocks ranked 901 -- 1,100 that were not constituents immediately prior to the reconstitution are selected until the 1,000-stock mark is reached.

INDEX MAINTENANCE

     The Russell/Nomura Prime Index is reconstituted annually (on the first trading day in December). Newly listed large-caps are included every quarter. The index is calculated based on the share price for each stock on its primary exchange. The index maintains the inclusion of stocks that are tentatively delisted due to mergers or equity transfers, and free-float ratios are adjusted when private placements are made. Liquidation post stocks (where the name of the issuer of a stock falls within the purview of the Criteria for Delisting Stocks is put on the liquidation post to make the information public among investors) are removed from the index on the second day following the move to the liquidation post. Stocks that are delisted for reasons other than those noted above are removed from the index on the date of delisting. Stocks that have been removed from the index are not replaced.

     Outside of the annual reconstitution, free-float ratios (vis-a-vis stable shareholdings) will be revised as necessary, in principle, in the event of substantial changes in stable shareholdings due to corporate actions such as the conversion of preferred stocks, M&A involving private (non-listed) companies, tender offer bids (TOB), as well as private placements. The decision as to whether or not to revise free-float ratios will be made upon confirmation of the number of shares following such corporate actions, and in the case revisions are implemented, an announcement to this effect will be made and the changes duly reflected in the indexes.

STRUCTURAL CHANGES

     The aim of the annual reconstitution of Russell/Nomura Japan Indexes is to completely and objectively rebuild the indexes to ensure market segments are accurately represented, while minimizing unnecessary turnover.

     Complete reconstitution is important for an index designed to represent market segments because market characteristics change over time. Lack of complete reconstitution results in sector, capitalization, and style biases, all of which challenge the ability of an index to represent the market.

     As a general rule, index changes are announced on the website of Nomura Securities about two weeks before the changes take effect, except but not limited to cases of unforeseen circumstances or when information cannot be confirmed.

INCEPTION DATE

     The inception date of the Russell/Nomura PRIME Index is June 2004, with historical performance going back to December 1996.

INDEX COMPILATION

     The Russell/Nomura Prime Index is compiled by Russell Investment Group and Nomura Securities Co., Ltd., in conjunction with Nomura Research Institute, as agent for Nomura Securities.

     The average market capitalizations for the components of the Index as of December 31, 2006:

INDEX                                  AVERAGE MARKET CAPITALIZATION
-----                                  -----------------------------
Russell/Nomura PRIME(TM) Japan
  Index..............................         $23.86 billion

RUSSELL/NOMURA SMALL CAP INDEX

INDEX DESCRIPTION

     The Russell/Nomura Small Cap Index represents approximately the smallest 15% of stocks in terms of float-adjusted market capitalization of the Russell/Nomura Total Market Index. As of December 31, 2006, the Index had an adjusted market capitalization range of approximately $13.05 million to $1.41 billion.

     The index is calculated with or without dividends reinvested, and is denominated in Japanese yen and US dollars. The index maintains the inclusion of stocks that are tentatively delisted due to mergers or equity transfers, and free-float ratios are adjusted when private placements are made. The index has growth and value subindexes. The Russell/Nomura Small Cap Index includes stocks that are not listed on the First Section of the Tokyo Stock Exchange.

INDEX METHODOLOGY

     The Russell/Nomura Small Cap Index represents approximately the smallest 15% of stocks in terms of float-adjusted market capitalization of the Russell/Nomura Total Market Index, which are determined by an annual reconstitution of the Russell/Nomura Japan Indexes.

     For the Russell/Nomura Total Market Index itself, stocks are ranked according to free float-adjusted market capitalization and are selected based on data as of the end of the month two months prior to the reconstitution month. Stocks are added to the Total Market Index in descending order of adjusted market capitalization until over 98% of total market capitalization is represented and the number of stocks in the index is a multiple of 100.

     The Small Cap Index contains approximately the bottom 15% of Total Market Index stocks by adjusted market capitalization, and excludes stocks in the Large Cap Index.

INDEX MAINTENANCE

     The Russell/Nomura Small Cap Index is reconstituted annually (on the first trading day in December) as part of the overall reconstitution of the Russell/ Nomura Total Market Index. The index is calculated based on the share price for each stock on its primary exchange. The index maintains the inclusion of stocks that are tentatively delisted due to mergers or equity transfers, and free-float ratios are adjusted when private placements are made. Liquidation post stocks (where the name of the issuer of a stock falls within the purview of the Criteria for Delisting Stocks is put on the liquidation post to make the information public among investors) are removed from the index on the second day following the move to the liquidation post. Stocks that are delisted for reasons other than those noted above are removed from the index on the date of delisting. Stocks that have been removed from the index are not replaced.

     Outside of the annual reconstitution, free-float ratios (vis-a-vis stable shareholdings) will be revised as necessary, in principle, in the event of substantial changes in stable shareholdings due to corporate actions such as the conversion of preferred stocks, M&A involving private (non-listed) companies, tender offer bids (TOB), as well as private placements. The decision as to whether or not to revise free-float ratios will be made upon confirmation of the number of shares following such corporate actions, and in the case revisions are implemented, an announcement to this effect will be made and the changes duly reflected in the indexes.

STRUCTURAL CHANGES

     The aim of the annual reconstitution of Russell/Nomura Japan Indexes is to completely and objectively rebuild the indexes to ensure market segments are accurately represented, while minimizing unnecessary turnover. Complete reconstitution is important for an index designed to represent market segments because market characteristics change over time. Lack of complete reconstitution results in sector, capitalization, and style biases, all of which challenge the ability of an index to represent the market. As a general rule, index changes are announced on the website of Nomura Securities about two weeks before the changes take effect, except but not limited to cases of unforeseen circumstances or when information cannot be confirmed.

INCEPTION DATE

     The inception date of the Russell/Nomura Small Cap Index is December 1995, with historical performance going back to December 1979.

INDEX COMPILATION

     The Russell/Nomura Small Cap Index is compiled by Russell Investment Group and Nomura Securities Co., Ltd., in conjunction with Nomura Research Institute, as agent for Nomura Securities.

     The average market capitalizations for the components of the Index as of December 31, 2006:

INDEX                                  AVERAGE MARKET CAPITALIZATION
-----                                  -----------------------------
Russell/Nomura Japan Small Cap(TM)
  Index..............................         $569.67 million

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Fund may invest its remaining assets in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act); convertible securities; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and options and futures contracts. Options, futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. Each Fund will not invest its assets as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to an Index to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend securities from its holdings via a securities lending program to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by a Fund.

                                ADDITIONAL RISKS

     Trading Issues. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the require-ments of the applicable Exchange necessary to maintain the listing of each Fund will be met, continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the applicable Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by such Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations, subject to certain terms and conditions which have been set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser, part of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2006, the Adviser managed approximately $122 billion in assets. As of December 31, 2006, SSgA managed approximately $1.7 trillion in assets, including approximately $607 billion in equity index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to the Stoxx Funds under the Investment Advisory Agreement, for the fiscal year ended September 30, 2006, each Stoxx Fund paid the Adviser annual fees based on a percentage of each Stoxx Fund's average daily net assets as set forth below.

DJ STOXX 50(R) ETF.....................................   0.29%
DJ EURO STOXX 50(R) ETF................................   0.29%

     Each New Fund had not commenced operations as of September 30, 2006. The Adviser will be paid annual fees based on a percentage of each New Fund's average daily net assets as set forth below.

SPDR(R) DJ Wilshire International Real Estate ETF......   0.59%
SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF...   0.59%
SPDR(R) MSCI ACWI ex-US ETF............................   0.34%
SPDR(R) Russell/Nomura PRIME(TM) Japan ETF.............   0.50%
SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF.........   0.55%

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses, and other extraordinary expenses.

     Investment Sub-Adviser -- SPDR(R) DJ Wilshire International Real Estate ETF. Pursuant to the Advisory Agreement between the SPDR(R) DJ Wilshire International Real Estate ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Tuckerman, an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR(R) DJ Wilshire International Real Estate ETF's investments, subject to supervision of the Adviser and the Board of Trustees. The Adviser provides administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of December 31, 2006, Tuckerman managed approximately $6.7 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

     In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee based on the average daily net assets with respect to the SPDR(R) DJ Wilshire International Real Estate ETF. The SPDR(R) DJ Wilshire International Real Estate ETF had not commenced operations as of September 30, 2006 and therefore the Adviser did not pay any fees to Tuckerman for the fiscal year ended September 30, 2006.

     A discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement for the Stoxx Funds is available in the Trust's annual report to shareholders dated September 30, 2006 and a discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement and Sub-Advisory Agreement for the New Funds will be available in the Trust's semi-annual report to shareholders dated March 31, 2007.

     Portfolio Managers. The Adviser, and with respect to the SPDR(R) DJ Wilshire International Real Estate ETF, the Sub-Adviser, each manage the Fund(s) using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each of the Funds, except for the SPDR(R) DJ Wilshire International Real Estate ETF, include Lynn Blake and John Tucker. Amos J. Rogers III and Murat Sensoy are the portfolio managers for the SPDR(R) DJ Wilshire International Real Estate ETF.

     Portfolio Management Team -- all Funds except the SPDR(R) DJ Wilshire International Real Estate ETF:

     Ms. Blake, CFA, is a Managing Director of SSgA and a Principal of the Adviser. She joined the firm in 1987 and is the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake received a Bachelor of Science degree from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

     Mr. Tucker, CFA, is a Vice President of SSgA and a Principal of the Adviser. He joined the firm in 1988 and is the Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

     Portfolio Management Team -- SPDR(R) DJ Wilshire International Real Estate
ETF:

     Mr. Rogers is Managing Director of the Tuckerman Group. He has nearly 15 years commercial real estate lending, investment and asset management experience and has been with the Tuckerman Group since 2003. He leads the real estate securities business and is the portfolio manager for the REIT investment strategies. Prior to joining the Tuckerman Group, he spent 8 years at Citicorp, holding various positions in the real estate division. Mr. Rogers received his undergraduate degree form Clarkson University, and holds a Master of Science degree in management with a concentration in real estate finance from the M.I.T. -- Sloan School of Management.

     Mr. Sensoy, CFA, is a portfolio manager for the Tuckerman Group and a member of the portfolio management team responsible for managing the Fund. Prior to joining The Tuckerman Group in 2003, he worked as an international credit analyst for State Street Bank since 1996. He performs fundamental analysis on REIT securities and assists in the creation and modification of model REIT portfolios. Mr. Sensoy received a BA in economics from University of New Hampshire and holds a Masters degree in Financial Economics from Boston University. He is a member of the CFA Institute and Boston Security Analyst Society.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information.

     Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Funds, the Custodian for the Funds' assets and serves as Transfer Agent to the Funds.

     Lending Agent. UBS Securities LLC ("UBS") currently acts as the securities lending agent for each Stoxx Fund. State Street, UBS or another third party agent may in the future act as the securities lending agent for the Funds. For its services, the lending agent typically receives a portion of the net investment income, if any, earned on the collateral received for the securities loaned.

     Distributor. State Street Global Markets, LLC is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                           INDEX LICENSES/DISCLAIMERS

  DOW JONES STOXX(R) INDEXES:

     STOXX Limited publishes the Dow Jones STOXX(R) indexes. The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) Indexes were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999. STOXX Limited was founded in 1997 as a joint venture among Deutsche Boerse AG, Dow Jones & Company, Inc. ("Dow Jones"), Euronext Paris SA and SWX Swiss Exchange. The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) are service marks of Dow Jones and STOXX Limited.

     The DJ STOXX 50(R) Fund and the DJ EURO STOXX 50(R) Fund are not sponsored, endorsed, sold or promoted by STOXX Limited ("STOXX") or Dow Jones. Neither STOXX nor Dow Jones makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. STOXX's and Dow Jones' only relationship to the Adviser and the Funds is the licensing of certain trademarks and trade names of Dow Jones STOXX 50(R) and the Dow Jones EURO STOXX 50(R) which are determined, composed and calculated by STOXX without regard to the Adviser or the Funds. STOXX and Dow Jones have no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index. Neither STOXX nor Dow Jones is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination of calculation of the equation by which the Funds are to be converted into cash. Neither STOXX nor Dow Jones will have any obligation or liability in connection with the administration, marketing or trading of the Funds.

     Neither STOXX nor Dow Jones guarantees the accuracy and/or the completeness of the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or any data included therein and neither STOXX nor Dow Jones shall have any liability for any errors, omissions, or interruptions therein. Neither STOXX nor Dow Jones makes any warranty, express or implied, as to results to be obtained by the Adviser, owners of the Funds, or any other person or entity from the use of the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or any data included therein. Neither STOXX nor Dow Jones makes any express or implied warranties, and STOXX and Dow Jones expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index and any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones or STOXX have any liability for any damages arising out of or related to the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or the Funds including, without limitation, indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and the Adviser other than as described herein.

     Neither the Adviser nor any of its affiliates, guarantees the accuracy and/or the completeness of either the Dow Jones STOXX 50(R) Index or the Dow Jones EURO STOXX 50(R) Index or any data included therein and neither the Adviser, nor any of its affiliates, shall have liability for any errors, omissions, or interruptions therein.

     The Adviser makes no warranty, express or implied, as to results to be obtained by a Fund, owners of Shares of a Fund, or any other person or entity from the use of the Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     Dow Jones STOXX(R), Dow Jones EURO STOXX(R), Dow Jones STOXX 50(R), Dow Jones EURO STOXX 50(R), Dow Jones STOXX(R) 600, Dow Jones EURO STOXX(R) 600 and Dow Jones STOXX(R) Total Market Index are service marks of Dow Jones & Company, Inc. and STOXX Limited.

DOW JONES WILSHIRE INDEX:

     The Dow Jones Wilshire Ex-US Real Estate Securities Index is a service mark of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. Neither Dow Jones nor Wilshire has any relationship to the Fund, other than the licensing of the Dow Jones Indexes and its service marks for use in connection with the Fund.

     Dow Jones and Wilshire do not:

     - Sponsor, endorse, sell or promote the Fund.

     - Recommend that any person invest in the Fund or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.

     - Have any responsibility or liability for the administration, management or marketing of the Fund.

     - Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Dow Jones Wilshire Indexes or have any obligation to do so.

NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

- NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:
  - THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES WILSHIRE INDEXES AND THE DATA INCLUDED IN THE DOW JONES WILSHIRE INDEXES;
  - THE ACCURACY OR COMPLETENESS OF THE DOW JONES WILSHIRE INDEXES AND ANY RELATED DATA;
  - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE INDEXES AND/OR ITS RELATED DATA;
- NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES WILSHIRE INDEXES OR RELATED DATA;
- UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT AMONG THE ADVISER, DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE SHAREHOLDERS OF THE FUND OR ANY OTHER THIRD PARTIES.

MACQUARIE GLOBAL INFRASTRUCTURE INDEX:

     The SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE"), Macquarie Bank Limited ("Macquarie"), the London Stock Exchange Plc (the "Exchange") or by The Financial Times Limited ("FT") and neither FTSE nor Macquarie nor the Exchange nor the FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Macquarie Global Index Series (the "Index") and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. Neither FTSE nor Macquarie nor the Exchange nor the FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor Macquarie nor the Exchange nor the FT shall be under any obligation to advise any person of any error therein. State Street Bank and Trust Company through its State Street Global Advisors division has obtained a licence from FTSE to use such copyrights and database rights in the creation and operation of the SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF.

     "FTSE(R)" is a trade mark of the Exchange and the FT, "Macquarie(TM)" is a trade mark of Macquarie Bank Limited and its related entities (the "Macquarie Group") and both marks are used by FTSE under license. The SPDR(R) FTSE/ Macquarie Global Infrastructure 100 ETF Fund is not sponsored, endorsed, sold or promoted by any member of the Macquarie Group and none of them makes any representation or warranty, express or implied, to the Fund, investors in the Fund or its manager or adviser or to any other person regarding the advisability of investing in index securities or exchange-traded funds generally or in the Fund particularly or the ability of the Index to track performance of the stock market or the stocks comprised therein. No member of the Macquarie Group is responsible for, and none of them has participated in, any determination or calculation made with respect to the issuance or redemption of the Fund's shares. No member of the Macquarie Group has any obligation or liability in connection with the administration, marketing or trading of the Fund, or any materials in relation thereto.

     NO MEMBER OF THE MACQUARIE GROUP GUARANTEES OR GIVES ANY ASSURANCE AS TO THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NO MEMBER OF THE MACQUARIE GROUP MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, TO THE FUND, INVESTORS IN THE FUND, ITS MANAGER OR ADVISER OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN (EITHER IN CONNECTION WITH THE USE OF THE INDEX LICENSED UNDER

THE LICENSE AGREEMENT, OR FOR ANY OTHER USE). NO MEMBER OF THE MACQUARIE GROUP MAKES ANY EXPRESS OR IMPLIED WARRANTIES IN RELATION TO THE FUND AND/OR THE INDEX, AND EACH SUCH MEMBER EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE FUND, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY MEMBER OF THE MACQUARIE GROUP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI INDEX:

     THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN

CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

     ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Fund without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

RUSSELL/NOMURA INDEXES:

     The "Russell/Nomura Prime Index" and the "Russell/Nomura Small Cap Index" (together, the "Russell/Nomura Indexes") are trademarks of Russell Investment Group. SSgA Fund Management Inc. and the Trust are permitted to use these trademarks pursuant to a License Agreement with Russell Investment Group.

     The Products are not sponsored, endorsed, sold or promoted by Russell Investment Group ("Russell"). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell/Nomura Indexes to track general stock market performance or a segment of the same. Russell's publication of the Russell/Nomura Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell/Nomura Indexes are based. Russell's only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell/Nomura Indexes which is determined, composed and calculated by Russell without regard to the Trust or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell/Nomura Indexes. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.

     RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL/NOMURA INDEXES OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL/NOMURA INDEXES OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL/NOMURA INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) ("Closing Time"). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

     The value of each Fund's portfolio securities is based on the securities' last sale price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between a Fund's performance and the performance of the Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

     The applicable Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. The IOPV is the approximate value of Shares of the Funds. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                   PURCHASE AND REDEMPTION OF CREATION UNITS

     Each Fund issues Shares and redeems Shares only in Creation Units at their respective net asset values on a continuous basis only on a day the applicable Exchange is open for business, in Creation Unit sizes of 50,000 Shares per Creation Unit, except as otherwise set forth in the table below:

FUND                                                   CREATION UNIT SIZE
----                                                   ------------------
SPDR(R) DJ Wilshire International Real Estate ETF...     100,000 Shares
SPDR(R) FTSE/Macquarie Global Infrastructure 100
  ETF...............................................     100,000 Shares
SPDR(R) MSCI ACWI ex-US ETF.........................     200,000 Shares
SPDR(R) Russell/Nomura PRIME(TM) Japan ETF..........     200,000 Shares

     The Creation Unit size for a Fund may change. Authorized Participants will be notified of such change as far in advance as possible.

     Each Fund imposes no restrictions on the frequency of creations (i.e., purchases) and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike conventional mutual funds, each Fund issues and redeems its shares at net asset value per share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and each Fund's shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

     Investors such as market-makers, large investors and institutions may wish to transact in Creation Units directly with the Funds. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Creation. In order to create (i.e., purchase) Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Fund's Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of names and number of shares of the Deposit Securities is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the applicable Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

     Orders must be placed in proper form by or through a participant of the Depository Trust Company ("DTC Participant" or "Authorized Participant") that has entered into an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of DTC Participants that have signed a Participant Agreement. The Participant Agreement sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. The price for each Creation Unit will equal the aggregate daily net asset value per Share, plus the transaction fees described later in this Prospectus and, if applicable, any transfer taxes. Purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to a Fund.

     Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as set forth in the Participant Agreement, including a requirement to maintain on deposit with the Trust cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks (Purchase). An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to submit a custom order, as further described in the Statement of Additional Information, and deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

     Redemption. The Custodian makes available immediately prior to the opening of business on the applicable Exchange, through the facilities of the NSCC, the list of the names and the number of Shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. The redemption proceeds generally consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable transaction fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares, a compensating cash payment to the applicable Fund equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder by the DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Orders to redeem Creation Units of a Fund may only be effected by or through a DTC Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

     Legal Restrictions on Transactions in Certain Stocks (Redemption). An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the Fund's discretion.

Creation and Redemption Transaction Fees:

                                                   TRANSACTION
FUND                                                  FEE*
----                                               -----------
DJ STOXX 50(R) ETF...............................    $ 1,500**
DJ EURO STOXX 50(R) ETF..........................    $ 1,500**
SPDR(R) DJ Wilshire International Real Estate
  ETF............................................    $ 3,000
SPDR(R) FTSE/Macquarie Global Infrastructure 100
  ETF............................................    $ 2,000
SPDR(R) MSCI ACWI ex-US ETF......................    $12,000
SPDR(R) Russell/Nomura PRIME(TM) Japan ETF.......    $ 5,000
SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF...    $ 5,000

---------------

 * From time to time, any Fund may waive all or a portion of its applicable transaction fee.

** An additional charge of up to four times the transaction fee may be charged to the extent that cash is used in lieu of securities to purchase Creation Units and to the extent redemptions are for cash.

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, for each Fund, except for the Stoxx Funds and the SPDR(R) DJ Wilshire International Real Estate ETF, are distributed to shareholders annually. Income dividend distributions, if any, for the Stoxx Funds and the SPDR(R) DJ Wilshire International Real Estate ETF, are distributed to shareholders quarterly. Net capital gains for all Funds are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities is available in the Statement of Additional Information.

                                  TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when:

     - Each Fund makes distributions,

     - You sell Shares listed on the Exchange, and

     - You create or redeem Creation Units

     Taxes on Distributions. Each Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares.

Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Foreign Income Taxes. Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle each Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the end of its taxable consist of foreign stocks or securities, such Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30%

U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     Certain Funds may invest in REITs. Under recent legislation, the Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a "qualified investment entity." A "qualified investment entity" includes entities taxable as regulated investment companies ("RICs") if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a Fund are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that non-U.S. investors to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. If these rules do not apply to a distribution, such distribution in the hands of a non-U.S. investor is subject to the same treatment referenced in the preceding paragraph.

     Non-U.S. investors are encouraged to review the Statement of Additional Information for additional discussion of these issues. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation

Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Certain Tax Exempt Investors. A Fund investing in certain limited real estate investments and other publicly traded partnerships may be required to pass-through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

     Certain investments held by the Funds may be classified as passive foreign investment companies or "PFICs" under the Internal Revenue Code. Accordingly, investors should carefully consider the tax consequences of the impact that the PFIC investments may have on the Funds and consult their own tax advisors before making an investment. Additional information pertaining to the potential tax consequence to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the Statement of Additional Information.

     Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on February 14, 2002. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in the SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Stoxx Fund's financial performance for the life of the Stoxx Fund. No information is presented for the New Funds because none of the New Funds had commenced operations as of September 30, 2006. Certain information reflects financial results for a single Fund Share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a Stoxx Fund (assuming reinvestment of all dividends and distributions).

     This information in the financial highlights forming part of the financial statements of each Stoxx Fund, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the Stoxx Funds' financial statements, are included in the Stoxx Funds' Annual Report to shareholders. Annual Reports may be obtained without charge by calling 1-866-787-2257.

     Selected data for a share of beneficial interest outstanding throughout the period is presented commencing on the next page.

                                                      DJ STOXX 50(R) ETF
                                 -------------------------------------------------------------
                                    FOR THE         FOR THE         FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                     2006            2005            2004+           2003*
                                 -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................     $ 39.31         $ 33.20         $ 27.89         $25.34(4)
                                    -------         -------         -------         ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income..........        1.30(6)         1.01            0.99           1.20
Net realized and unrealized
  gain.........................        5.05            6.10            5.16           2.50
                                    -------         -------         -------         ------
Total from investment
  operations...................        6.35            7.11            6.15           3.70
                                    -------         -------         -------         ------
Undistributed (distributions in
  excess of) net investment
  income included in price of
  shares issued and redeemed...        0.38            0.00(5)         0.01          (0.49)
                                    -------         -------         -------         ------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income..........       (1.41)          (1.00)          (0.85)         (0.66)
Net realized gains.............       (0.15)             --              --             --
                                    -------         -------         -------         ------
Total distributions............       (1.56)          (1.00)          (0.85)         (0.66)
                                    -------         -------         -------         ------
NET ASSET VALUE, END OF
  PERIOD.......................     $ 44.48         $ 39.31         $ 33.20         $27.89
                                    =======         =======         =======         ======
TOTAL RETURN(1)................       17.40%          21.60%          22.13%         12.79%
Net assets, end of period (in
  000's).......................     $71,175         $31,447         $24,896         $8,421
Ratio of expenses to average
  net assets...................        0.33%           0.32%           0.33%          0.35%(2)
Ratio of net investment income
  to average net assets........        3.13%           2.75%           2.98%          2.96%(2)
Portfolio turnover rate(3).....          14%              9%              7%             6%

---------------

 * For the period October 15, 2002 (commencement of operations) through September 30, 2003.

(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(2) Annualized.

(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.

(4) The beginning net asset value above has been adjusted to reflect a reverse stock split which was effective October 15, 2002, in order to adjust the net asset value per share of the Fund to be approximately 1/100th of the value of its index. The ratio of the reverse stock split for the DJ STOXX 50(R) ETF was 1:2.536.

(5) Amount is less than $0.005 per share.

(6) Per share numbers have been calculated using average shares outstanding.

 + Effective July 1, 2004, SSgA Funds Management, Inc. succeeded UBS Global Asset Management (US) Inc. as the Fund's Adviser.

                                                    DJ EURO STOXX 50(R) ETF
                                 -------------------------------------------------------------
                                    FOR THE         FOR THE         FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                     2006            2005            2004+           2003*
                                 -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................    $  41.31        $  33.94         $ 27.97         $ 24.35(4)
                                   --------        --------         -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income..........        1.32(5)         0.94            0.64            0.97
Net realized and unrealized
  gain.........................        7.92            7.39            6.14            3.59
                                   --------        --------         -------         -------
Total from investment
  operations...................        9.24            8.33            6.78            4.56
                                   --------        --------         -------         -------
Undistributed (distributions in
  excess of) net investment
  income included in price of
  shares issued and redeemed...       (0.08)           0.02            0.01           (0.30)
                                   --------        --------         -------         -------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income..........       (1.24)          (0.98)          (0.82)          (0.64)
                                   --------        --------         -------         -------
NET ASSET VALUE, END OF
  PERIOD.......................    $  49.23        $  41.31         $ 33.94         $ 27.97
                                   ========        ========         =======         =======
TOTAL RETURN(1)................       22.48%          24.82%          24.21%          17.46%
Net assets, end of period (in
  000's).......................    $233,865        $179,688         $93,325         $85,366
Ratio of expenses to average
  net assets...................        0.33%           0.32%           0.33%           0.35%(2)
Ratio of net investment income
  to average net assets........        2.92%           2.79%           1.92%           2.78%(2)
Portfolio turnover rate(3).....           6%             15%             11%              6%

---------------

 * For the period October 15, 2002 (commencement of operations) through September 30, 2003.

(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(2) Annualized.

(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.

(4) The beginning net asset values above have been adjusted to reflect reverse stock splits which were effective October 15, 2002, in order to adjust the net asset value per share of the Fund to be approximately 1/100th of the value of its index. The ratio of the reverse stock split for the DJ EURO STOXX 50(R) ETF was 1:2.444.

(5) Per share numbers have been calculated using average shares outstanding.

 + Effective July 1, 2004, SSgA Funds Management, Inc. succeeded UBS Global Asset Management (US) Inc. as the Fund's Adviser.

                  ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The charts on the following page are provided to: (i) show the frequency at which the daily market price ("Market Price") on the NYSE, the secondary market for shares of each Stoxx Fund, was at a discount or premium to such Fund's daily net asset value per Share ("NAV"); and (ii) compare each Stoxx Fund's total return at NAV with the total return based on Market Price and its Index. The Market Price of each Stoxx Fund generally is determined using the midpoint between the highest bid and the lowest offer on the NYSE, as of the time that the Fund's NAV is calculated. Each Stoxx Fund's Market Price may at times be at, above or below its NAV. The NAV of each Stoxx Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Stoxx Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. All data presented below represents past performance, which cannot be used to predict future results. No information is presented for the New Funds since none of the New Funds had a full quarter of operations as of December 31, 2006.

(I) DISCOUNT/PREMIUM INFORMATION

     The discount or premium is the percentage difference between the NAV and the Market Price of a Stoxx Fund. A discount is the amount that a Stoxx Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Stoxx Fund is trading above the reported NAV, expressed as a percentage of NAV.

(II) TOTAL RETURN INFORMATION

     Since Shares of each Stoxx Fund did not trade on the NYSE until several days after each Stoxx Fund's inception, for the period from inception of each Stoxx Fund (10/15/02) to the first day of trading of Shares of each Stoxx Fund on the NYSE (10/21/02), the NAV of each Stoxx Fund is used as a proxy for the secondary market trading price to calculate market returns.

                               DJ STOXX 50(R) ETF

                                    FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      MARKET PRICE VS. NAV AS OF DECEMBER 31, 2006
                               -----------------------------------------------------------
                                      MARKET PRICE                   MARKET PRICE
                                  ABOVE NAV (PREMIUM)            BELOW NAV (DISCOUNT)
                               --------------------------    -----------------------------
                               >0.50%    >1.00%    >2.00%    <-0.50%    <-1.00%    <-2.00%
                               ------    ------    ------    -------    -------    -------
One Year Ended 12/31/06......    33        5         2         12          2          0
(252 Trading Days)

                                    CUMULATIVE TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
                                 -----------------------------    ----------------------------
                                                        INDEX                            INDEX
                                 NET ASSET    MARKET    VALUE     NET ASSET    MARKET    VALUE
                                   VALUE      VALUE     (USD)       VALUE      VALUE     (USD)
                                 ---------    ------    ------    ---------    ------    -----
One Year Ended 12/31/06........    26.75%      26.86%    26.97%     26.75%     26.86%    26.97%
Since Inception (10/15/02).....   113.84%     114.16%   115.79%     19.77%     19.81%    20.03%

                            DJ EURO STOXX 50(R) ETF

                                    FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      MARKET PRICE VS. NAV AS OF DECEMBER 31, 2006
                               -----------------------------------------------------------
                                      MARKET PRICE                   MARKET PRICE
                                  ABOVE NAV (PREMIUM)            BELOW NAV (DISCOUNT)
                               --------------------------    -----------------------------
                               >0.50%    >1.00%    >2.00%    <-0.50%    <-1.00%    <-2.00%
                               ------    ------    ------    -------    -------    -------
One Year Ended 12/31/06......    29        5         2         17          6          0
(252 Trading Days)

                                    CUMULATIVE TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
                                 -----------------------------    ----------------------------
                                                        INDEX                            INDEX
                                 NET ASSET    MARKET    VALUE     NET ASSET    MARKET    VALUE
                                   VALUE      VALUE     (USD)       VALUE      VALUE     (USD)
                                 ---------    ------    ------    ---------    ------    -----
One Year Ended 12/31/06........    32.04%      31.87%    31.97%     32.04%     31.87%    31.97%
Since Inception (10/15/02).....   145.94%     146.55%   145.93%     23.81%     23.88%    23.81%

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

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

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

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

                      WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A Statement of Additional Information and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Stoxx Fund's performance during such Fund's last fiscal year. Similar information will be provided for the New Funds when available. The Statement of Additional information is incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at www.SPDRETFs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SECs Public Reference Room (100 F Street, NE, Washington D.C. 20549) or on the EDGAR Database on the SECs Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                         The Trust's Investment Company Act Number is 811-21145.

                       STREETTRACKS(R) INDEX SHARES FUNDS

                        Supplement dated January 31, 2007
                     to Statement of Additional Information
                             dated January 31, 2007

   Investors are advised that the below-listed Funds are not yet in operation:

                        SPDR(R) S&P(R) ASIA PACIFIC ETF
                    SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF
                            SPDR(R) S&P(R) CHINA ETF
                      SPDR(R) S&P(R) EMERGING MARKETS ETF
                            SPDR(R) S&P(R) EPAC ETF
                           SPDR(R) S&P(R) EUROPE ETF
                       SPDR(R) S&P(R) EMERGING EUROPE ETF
                   SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
                SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF
                        SPDR(R) S&P(R) WORLD (EX-US) ETF
                   SPDR(R) S&P(R) WORLD (EX-US) SMALL CAP ETF

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                               DJ STOXX 50(R) ETF
                             DJ EURO STOXX 50(R) ETF
                          SPDR(R) S&P ASIA PACIFIC ETF
                      SPDR(R) S&P EMERGING ASIA PACIFIC ETF
                            SPDR(R) S&P(R) CHINA ETF
                       SPDR(R) S&P(R) EMERGING MARKETS ETF
                             SPDR(R) S&P(R) EPAC ETF
                            SPDR(R) S&P(R) EUROPE ETF
                       SPDR(R) S&P(R) EMERGING EUROPE ETF
                    SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
                SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF
                        SPDR(R) S&P(R) WORLD (EX-US) ETF
                   SPDR(R) S&P(R) WORLD (EX-US) SMALL CAP ETF
                SPDR(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF
              SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF
                           SPDR(R) MSCI ACWI EX-US ETF
                   SPDR(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF
                 SPDR(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF

                  (each a "Fund" and collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2007

The Funds are separate exchange-traded "index funds," each of which is a series of streetTRACKS Index Shares Funds (the "Trust"), and are offered by this Statement of Additional Information ("SAI"). SSgA Funds Management, Inc. is the investment adviser ("Adviser") for each Fund. State Street Global Markets, LLC is the principal underwriter ("Principal Underwriter") for each Fund's shares.

The Report of Independent Registered Public Accounting Firm, financial highlights, and financial statements of the DJ STOXX 50(R) ETF and the DJ EURO STOXX 50(R) ETF (collectively, the "Stoxx Funds") included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2006 are incorporated herein by reference. The other Funds discussed in this SAI (collectively, the "New Funds") had not commenced operations as of September 30, 2006 and therefore they did not have any financial information to report for the period listed above.

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with each Fund's Prospectus, as may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of the Funds' current Prospectuses may be obtained without charge by calling toll-free 1-866-787-2257. The Prospectuses contain more complete information about the Funds. You should read it carefully before investing.

                       streetTRACKS(R) INDEX SHARES FUNDS

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Description of the Trust                                              3
Additional Investment Policies and Restrictions                               3
Additional Index Information                                                  6
Investment Restrictions                                                       7
Special Considerations and Risks                                              8
Exchange Listing and Trading                                                 10
Management of the Trust                                                      11
Brokerage Transactions                                                       19
Book Entry Only System                                                       20
Control Persons and Principal Holders of Securities                          21
Creation and Redemption of Creation Units                                    24
Determination of Net Asset Value                                             28
Dividends and Distributions                                                  29
Taxes                                                                        29
Capital Stock and Shareholder Reports                                        33
Counsel and Independent Registered Public Accounting Firm                    34
Financial Statements                                                         34
Appendix A - Local Market Holiday Schedules                                  A-1
Appendix B-Proxy Voting Policies                                             B-1

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended ("1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended. The Trust currently consists of eighteen (18) Funds as described on the front cover.

The Trust was organized as a Massachusetts business trust on February 14, 2002. The investment objective of each Fund is to seek to provide investment results that, before expenses, correspond generally to the total return performance, or the price and yield performance, of a specified market index (each, an "Index"). The shares of each Fund are referred to herein as "Shares." The Stoxx Funds commenced operations on October 15, 2002; the SPDR(R) Russell/Nomura PRIME(TM) Japan ETF and the SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF commenced operations on November 9, 2006; the SPDR(R) DJ Wilshire International Real Estate ETF commenced operations on December 15, 2006; the SPDR(R) MSCI ACWI ex-US ETF commenced operations on January 10, 2007; the SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF commenced operations on January 25, 2007; and the remaining New Funds had not commenced operations prior to the date of this SAI (collectively, the "New Funds").

Except as described in greater detail under "Dividend Reinvestment Service," each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit"). Each Fund offers and issues Creation Units generally in exchange for a basket of equity securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). Shares are listed on the New York Stock Exchange (the "NYSE") (Stoxx Funds only) and the American Stock Exchange (New Funds only) (the "AMEX" and together with the NYSE, the "Exchanges") and trade at market prices. These prices may differ from the net asset values of the Shares. Shares are also redeemable only in Creation Unit aggregations (except upon termination of a Fund), and generally in exchange for portfolio securities and a specified cash payment ("Cash Redemption Amount"). A Creation Unit of each Fund consists of 50,000 Shares or other aggregation thereof as set forth in each Fund's prospectus.

The Trust reserves the right to offer a "cash" option for purchases and redemptions of Creation Units (subject to applicable legal requirements) although it has no current intention of doing so. Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount of cash in such amount as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." In each instance of such cash purchases or redemptions, the Trust may impose, with respect to the Stoxx Funds, in addition to the fixed Creation or Redemption Transaction Fee, an additional transaction fee of up to four times the fixed Creation or Redemption Transaction Fee.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

The following supplements the information contained in the Prospectus concerning additional investment policies and restrictions of the Funds.

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. This means that with each Fund may invest a greater portion of its assets in the securities of a single issuer. The securities of a particular issue may constitute a greater portion of an Index of a Fund and therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse affect on the Fund's performance or subject the Fund's shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

CONCENTRATION. In addition, some of the Funds may concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

LENDING PORTFOLIO SECURITIES. Each Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Adviser deems qualified. Because the assets that are pledged as collateral to each Fund in connection with these loans generate income, securities lending may enable a Fund to earn additional income that may partially offset the expenses of such Fund, and thereby, reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the price and yield, or total return performance, of its Index.

Loans of portfolio securities may not exceed 33 1/3% of a Fund's total assets. The documentation for these loans provides that a Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined, plus accrued interest and dividends. Each Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds that invest exclusively in money market instruments.

Lending securities enables a Fund to earn additional income but could result in a loss or delay in recovering these securities. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser. Each Fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A Fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

Pursuant to procedures adopted by the Funds' Board of Trustees, UBS Securities LLC has been retained to serve as lending agent for the Stoxx Funds. In the future, subject to approval by the Board of Trustees, State Street or a third party agent may act as lending agent for the other Funds in addition to or including the Stoxx Funds. State Street is an affiliate of the Adviser.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS. In addition to repurchase agreements, the Funds may invest in other high quality, short-term, U.S. dollar-denominated money market instruments of U.S. and foreign issuers. These instruments may include obligations of banks, time deposits and depository institutions, government and U.S. government agency securities, commercial paper and other short-term obligations issued by corporations, partnerships, trusts or other entities, corporate bonds and notes, variable and floating rate securities, funding agreements, guaranteed investment contracts, variable amount master demand notes, participation interests in any of the foregoing, reverse repurchase agreements, investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the 1940 Act), and private investment vehicles similar to money market funds, including one managed by the Adviser.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

Futures Contracts and Options -- Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

Restrictions on the Use of Futures and Options -- In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The funds reserve the right to engage in transaction involving futures and option thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian ban, cash or equivalents. When it has a short futures position it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales "Against the Box" -- Each Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Agreements -- Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

Future Developments -- Each Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

ADDITIONAL INDEX INFORMATION

STOXX Limited provides and services the Dow Jones STOXX(R) indexes. STOXX Limited was founded in 1997 as a joint venture between Deutsche Boerse AG, Dow Jones & Company, Euronext Paris SA and SWX Swiss Exchange. The Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999.

When the Dow Jones STOXX(R) indexes were created in 1998, the intention was to provide a complete and fully integrated family of market indicators for the European market. While the benchmark indexes resulting from this outlook were innovative in their own right, regional blue-chip indexes were more conspicuously absent from the types of indexes available to investors. The most widely used blue-chip indexes at that time were typically calculated by local exchanges with a variety of incompatible methodologies and consisting wholly of stocks listed on those exchanges.

The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) Indexes were born out of this need for a set of consistently designed pan-European measures. The indexes track the large-cap markets of the European and Eurozone regions. Both these Dow Jones STOXX(R) blue-chip indexes are designed to be suitable as the basis for investment products, such as derivatives and exchange-traded funds. Their components have a high degree of liquidity and represent the largest companies across all 18 market sectors defined by the Dow Jones Global Classification Standard.

Derived from the broader total market indexes for each of the two regions, Europe and the Eurozone, these two blue-chip indexes each represent about 60% of the market capitalization of their underlying benchmarks. The Dow Jones STOXX 50(R) Index covers Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Dow Jones EURO STOXX 50(R) Index covers the same countries, excluding Denmark, Norway, Sweden, Switzerland and the United Kingdom.

Index Universe -- The index universe for the Dow Jones STOXX 50(R) Index is defined as all components of the 18 Dow Jones STOXX(R) 600 Supersector indexes. The Dow Jones STOXX(R) 600 Supersector indexes contain the 600 largest stocks traded on the major exchanges of 17 European countries. The index universe for the Dow Jones EURO STOXX 50(R) Index is defined as all components of the 18 Dow Jones EURO STOXX(R) Supersector indexes. The Dow Jones EURO STOXX(R) Supersector indexes represent the Eurozone portion of the Dow Jones STOXX(R) Total Market Index, which in turn covers 95% of the total market capitalization of the stocks traded on the major exchanges of 17 European countries. "Dow Jones STOXX 600" and "Dow Jones EURO STOXX" are service marks of Dow Jones & Company, Inc. and STOXX Limited.

Selection List -- For each of the 18 Dow Jones STOXX(R) 600 TMI Supersector indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones STOXX(R) Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones STOXX 50(R) Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.

Within each of the 18 Dow Jones EURO STOXX(R) TMI Supersector Indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones EURO STOXX(R) Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones EURO STOXX 50(R) Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.

Stock Selection -- The 40 largest stocks on the selection list for each index are chosen as components. Any remaining current components of the index ranked between 41 and 60 are added as index components. If the component number is still below 50, then the largest stocks on the selection list are added until the index contains 50 stocks.

Review Frequency -- Index composition is reviewed annually in September.

Weighting -- The indexes are each weighted by free-float market capitalization. Each component's weight is capped at 10% of the index's total free-float market capitalization. Weights are reviewed quarterly.

Information with respect to the benchmark Index for each of the New Funds is set forth in each New Fund's Prospectus, as may be revised from time to time.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote of the lesser of
(1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Change its investment objective (except for the SPDR FTSE/Macquarie Global Infrastructure 100 ETF);

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant index for the purchase of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, but a Fund may purchase and sell securities that are issued by companies that invest or deal in real estate assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short, except short sales "against the box"; or

9. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

10. Concentrate its investments in an industry (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. Under normal circumstances:

     a. with respect to the Stoxx Funds, invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index; and

     b. with respect to the New Funds, invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index or in American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs") based on the securities in its Index.

          Prior to any change in a Fund's 90% investment policy, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, each Fund's Prospectus.

GENERAL. Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the indexes are listed on a recognized securities exchange in Europe, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark index if the index underlying the futures contracts differs from the benchmark index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Funds and, in particular, the SPDR(R) DJ Wilshire International Real Estate ETF, may invest in REITs to the extent that their underlying Indexes invest in REITs. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under "Buying and Selling the Funds" and "Pricing and Valuation." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares trade on the Exchanges at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of Shares of any Fund will continue to be met.

An Exchange may, but is not required to, remove the shares of a Fund from listing if (1) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days, (2) the value of the underlying Index on which the Fund is based is no longer calculated or available, (3) the IOPV (as defined below) of the Fund is no longer calculated or available; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund.

As in the case of other stocks traded on Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide current Share pricing information with respect to the Stoxx Funds, the NYSE disseminates an updated indicative optimized portfolio value ("IOPV") relating to each Fund as calculated by Bloomberg, L.P. ("Bloomberg"). In order to provide current Share pricing information with respect to all other Funds, the AMEX calculates and disseminates an updated IOPV relating to each Fund. The IOPV calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the IOPV and the market price could be affected. IOPVs also will be disseminated to providers of financial data via the National Market System. IOPVs are disseminated for each Fund every 15 seconds during regular Exchange trading hours of 9:30 a.m., New York time to 4:00 p.m., New York time. Neither the Trust, nor the Adviser, nor any of its affiliates are involved in or responsible for any aspect of the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

An IOPV is solely an estimate of the current market value per Share of a Fund. As such, IOPVs are not, and should not be taken to be, a real time update of the net asset value per Share of a Fund, which is calculated only once daily, normally at 4:00 p.m., New York time. Further, IOPVs are not, and should not be taken to be, the price at which Shares may be purchased or sold in the secondary market.

The Trust reserves the right to adjust the stock prices of Shares of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which each Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of the Funds are listed and traded on the applicable Exchange.

MANAGEMENT OF THE TRUST

The Trust is a Massachusetts business trust governed by a Board of Trustees. The Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                              TERM OF OFFICE                               COMPLEX
        NAME, ADDRESS           POSITION(S)     AND LENGTH     PRINCIPAL OCCUPATION(S)    OVERSEEN     OTHER DIRECTORSHIPS
      AND DATE OF BIRTH          WITH FUNDS   OF TIME SERVED     DURING PAST 5 YEARS     BY TRUSTEE      HELD BY TRUSTEE
-----------------------------   -----------   --------------   -----------------------   ----------   ---------------------
TRUSTEES

INTERESTED TRUSTEE
JAMES E. ROSS*                  Interested    Unlimited        President, SSgA Funds     64           streetTRACKS Series
SSgA Funds Management, Inc.     Trustee/      Elected:         Management, Inc.                       Trust (Trustee);
State Street Financial Center   President     November         (2005-present);                        Select Sector SPDR(R)
One Lincoln Street                            2005/May 2005    Principal, SSgA Funds                  Trust (Trustee).
Boston, MA 02111                                               Management, Inc.
6/24/65                                                        (2001-present); Senior
                                                               Managing Director,
                                                               State Street Global
                                                               Advisors (March
                                                               2006-present);
                                                               Principal, State Street
                                                               Global Advisors (2000
                                                               to 2006).
INDEPENDENT TRUSTEES
DAVID M. KELLY                  Independent   Unlimited        Retired.                  55           Chicago Stock
420 Sabal Palm Lane             Trustee       Elected:                                                Exchange (Public
Vero Beach, FL 32963                          July 2004                                               Governor/ Director);
10/10/38                                                                                              Penson Worldwide Inc.
                                                                                                      (Director); Custodial
                                                                                                      Trust Co. (Director);
                                                                                                      streetTRACKS(R)
                                                                                                      Series Trust
                                                                                                      (Trustee).

FRANK NESVET                    Independent   Unlimited        Chief Executive           55           streetTRACKS Series
c/o streetTRACKS Index Shares   Trustee       Elected:         Officer, Libra Group,                  Trust (Trustee); The
Funds                                         July 2004        Inc. (1998-present)(a                  Massachusetts Health
State Street Financial Center                                  financial services                     & Education Tax
One Lincoln Street                                             consulting company).                   Exempt Trust
Boston, MA 02111                                                                                      (Trustee).
9/24/43

HELEN F. PETERS                 Independent   Unlimited        Professor of Finance,     55           Tradeware Global
133 South Street                Trustee       Elected:         Carroll School of                      (Director); BJ's
Needham, MA 02492                             July 2004        Management, Boston                     Wholesale Clubs
3/22/48                                                        College (2003-present);                (Director);
                                                               Dean, Boston College                   streetTRACKS Series
                                                               (August 2000-2003).                    Trust (Trustee).

OFFICERS

MICHAEL P. RILEY                Vice          Unlimited        Principal, State Street   N/A          N/A
SSgA Funds Management, Inc.     President     Elected:         Global Advisors (2005
State Street Financial Center                 February 2005    to present); Assistant
One Lincoln Street                                             Vice President, State
Boston, MA 02111                                               Street Bank and Trust
3/22/69                                                        Company (2000-2004).

GARY L. FRENCH                  Treasurer     Unlimited        Senior Vice President,    N/A          N/A
State Street Bank and                         Elected:         State Street Bank and
Trust Company                                 May 2005         Trust Company
One Lincoln Street                                             (2002-present);
Boston, MA 02111                                               Managing Director,
7/4/51                                                         Deutsche Bank
                                                               (2001-2002).

MARY MORAN ZEVEN                Secretary     Unlimited        Senior Vice President     N/A          N/A
State Street Bank and                         Elected:         and Senior Managing
Trust Company                                 July 2004        Counsel, State Street
One Lincoln Street                                             Bank and Trust Company
Boston, MA 02111                                               (2002-present).
2/27/61

RYAN M. LOUVAR                  Assistant     Unlimited        Vice President and        N/A          N/A
State Street Bank and Trust     Secretary     Elected:         Counsel, State Street
Company                                       October 2006     Bank and Trust Company
2 Avenue de Lafayette                                          (2005-present);
Boston, MA 02111                                               Counsel, BISYS, Inc.
2/18/72                                                        (2000-2005) (a
                                                               financial services
                                                               company).

JOHN W. CLARK                   Assistant     Unlimited        Vice President, State     N/A          N/A
State Street Bank and Trust     Treasurer     Elected:         Street Bank & Trust
Company                                       August 2005      Company (2001 -
One Lincoln Street                                             present).
Boston, MA 02111
3/24/67

MATTHEW FLAHERTY                Assistant     Unlimited        Assistant Vice            N/A          N/A
State Street Bank and Trust     Treasurer     Elected:         President, State Street
Company                                       May 2005         Bank and Trust
One Lincoln Street                                             (1994-present).**
Boston, MA 02111
2/19/71

CHAD C. HALLETT                 Assistant     Unlimited        Vice President, State     N/A          N/A
State Street Bank and Trust     Treasurer     Elected:         Street Bank and Trust
Company                                       May 2006         Company (2003-Present);
One Lincoln Street                                             Assistant Director,
Boston, MA 02111                                               State Street Bank and
1/28/69                                                        Trust Company
                                                               (2001-2003).

PETER A. AMBROSINI              Chief         Unlimited        Senior Principal and      N/A          N/A
SSgA Funds                      Compliance    Elected:         Chief Compliance and
Management, Inc.                Officer       May 2004         Risk Management
State Street Financial Center                                  Officer, SSgA Funds
One Lincoln Street                                             Management, Inc.
Boston, MA 02111                                               (2001-present)
12/17/43

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

**   Served in various capacities during the noted time period.

TRUSTEES' OWNERSHIP OF SHARES

The following table shows the dollar range of equity securities beneficially owned by each of the Trustees as of December 31, 2006:

                                             AGGREGATE DOLLAR
                                              RANGE OF EQUITY
                                               SECURITIES IN
                                              ALL REGISTERED
                                           INVESTMENT COMPANIES
                        DOLLAR RANGE OF       OVERSEEN BY THE
                       EQUITY SECURITIES   TRUSTEE IN FAMILY OF
NAME                      IN THE TRUST     INVESTMENT COMPANIES
----                   -----------------   --------------------
INDEPENDENT TRUSTEES
David M. Kelly                None                 None
Frank Nesvet                  None                 None
Helen F. Peters               None                 None

INTERESTED TRUSTEE
James Ross                    None                 None

TRUSTEES' OWNERSHIP OF SECURITIES ISSUED BY THE ADVISER OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THE ADVISER

As of December 31, 2006, the Independent Trustees or their immediate family members did not own any securities issued by the Adviser or the Principal Underwriter or any company controlling, controlled by or are under common control with the Adviser or the Principal Underwriter.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or trustee of the Trust, other than the Trust's Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust pays each trustee who is not an "interested person" (as defined in the 1940 Act) an annual fee of $15,000 plus $300 per Fund per meeting for scheduled quarterly meetings of the Board attended by the trustee. The Trust also reimburses each trustee for travel and other out-of-pocket expenses incurred by him in connection with attending such meetings. Committee members do not receive any additional compensation for service on a committee. The trustee fees are allocated among the Funds based on net assets.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended September 30, 2006.

                                   PENSION OR                     TOTAL
                                   RETIREMENT     ESTIMATED   COMPENSATION
                                    BENEFITS       ANNUAL      FROM TRUST
                    AGGREGATE      ACCRUED AS     BENEFITS      AND FUND
                  COMPENSATION   PART OF TRUST      UPON      COMPLEX PAID
NAME OF TRUSTEE    FROM TRUST       EXPENSES     RETIREMENT    TO TRUSTEES
---------------   ------------   -------------   ----------   ------------
David M. Kelly       $17,400           NA            NA          $47,400
Frank Nesvet         $17,400           NA            NA          $47,400
Helen F. Peters      $17,400           NA            NA          $47,400

No trustee or officer is entitled to any pension or retirement benefits from the Trust.

COMMITTEES. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as the Chairperson. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three times during the fiscal year ended September 30, 2006.

Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as the Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met once during the fiscal year ended September 30, 2006.

Pricing Committee. The Board of Trustees also has established a Pricing Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing Committee meets only when necessary. The Pricing Committee reports to the Board on a quarterly basis.

CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser (by adoption of the Adviser's code of ethics) and the Principal Underwriter each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Principal Underwriter from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as an exhibit to this registration statement, may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES. The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy, which has also been adopted by the Sub-Adviser, is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street Bank and Trust Company ("State Street") will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER. SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111, acts as the investment adviser to the Funds pursuant to a contract (the "Advisory Contract") with the Trust. Under the Advisory Contract, each Fund pays the Adviser a unitary fee, computed daily and paid monthly, at the annual rate as set forth below with respect to the Stoxx Funds and as set forth in each New Fund's Prospectus.

The Advisory Contract provides that the Adviser will pay the operating expenses of each Fund, except for the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), acquired fund fees and expenses, litigation expenses and any other extraordinary expenses, from the unitary fee.

Each Stoxx Fund pays the Adviser a unitary fee, computed daily and paid monthly, at the annual rate of 0.29% of average daily net assets of each Fund. For the fiscal year ended September 30, 2006, the Stoxx Funds paid the following amounts to the Adviser:

       FUND NAME          AMOUNT PAID
       ---------          -----------
DJ STOXX 50(R) ETF          $104,897
DJ EURO STOXX 50(R) ETF     $533,758

The New Funds had not commenced operations as of September 30, 2006 and therefore they did not pay any advisory fees for the fiscal year ended September 30, 2006.

For the fiscal year ended September 30, 2005, the Stoxx ETFs paid the following amounts to the Adviser:

       FUND NAME          AMOUNT PAID
       ---------          -----------
DJ STOXX 50(R) ETF          $ 84,662
DJ EURO STOXX 50(R) ETF     $397,634

For the period July 1, 2004 to September 30, 2004, the Stoxx Funds paid the following amounts to the Adviser:

       FUND NAME          AMOUNT PAID
       ---------          -----------
DJ STOXX 50(R) ETF          $17,705
DJ EURO STOXX 50(R) ETF     $66,696

For the period October 1, 2003 to June 30, 2004, the Stoxx Funds paid the following amounts to UBS Global Asset Management (US) Inc., the Stoxx Funds' former investment adviser:

       FUND NAME          AMOUNT PAID
       ---------          -----------
DJ STOXX 50(R) ETF          $ 39,034
DJ EURO STOXX 50(R) ETF     $183,469

Under the Advisory Contract, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time with respect to a Fund without penalty by the Board or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

The Board of Trustees, including a majority of the Independent Trustees, initially approved the Trust's Advisory Contract with the Adviser at a meeting held on March 29, 2004, called for the purpose of reviewing the Advisory Contract, and the shareholders approved the Advisory Contract at a shareholder meeting held on June 16, 2004. Prior to that, the Board of Trustees had approved an Investment Advisory Agreement with UBS Global Asset Management Inc. at the Trust's organizational board meeting held on August 19, 2002.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund, except as otherwise set forth below.

INVESTMENT SUB-ADVISER - SPDR(R) DJ Wilshire International Real Estate ETF

Pursuant to the Advisory Agreement between the SPDR(R) DJ Wilshire International Real Estate ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman" or the "Sub-Adviser"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR(R) DJ Wilshire International Real Estate ETF's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of December 31, 2006, 2006, Tuckerman managed approximately $6.7 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee based on the average daily net assets with respect to the SPDR(R) DJ Wilshire International Real Estate ETF. The SPDR(R) DJ Wilshire International Real Estate ETF had not commenced operations as of September 30, 2006 and therefore the Advisor did not pay any fees to Tuckerman for the fiscal year ended September 30, 2006.

PORTFOLIO MANAGERS

The Adviser, and with respect to the SPDR(R) DJ Wilshire International Real Estate ETF, the Sub-Adviser, each manage the Funds using a team of investment professionals. The following table lists the number and types of other accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of September 30, 2006 (excluding the SPDR(R) DJ Wilshire International Real Estate ETF).

              Registered                 Other Pooled                                             Total
              Investment      Assets      Investment       Assets                   Assets        Assets
Portfolio       Company      Managed        Vehicle       Managed       Other      Managed       Managed
Manager        Accounts    (billions)*     Accounts     (billions)*   Accounts   (billions)*   (billions)*
---------     ----------   -----------   ------------   -----------   --------   -----------   -----------
Lynn Blake        43          $29.08          384         $270.94        106        $89.08       $389.10
John Tucker       43          $29.08          384         $270.94        106        $89.08       $389.10

*    There are no performance fees associated with these portfolios.

The portfolio managers listed above do not beneficially own any shares of the Funds as of November 30, 2006.

SPDR(R) DJ Wilshire International Real Estate ETF. The following table lists the number and types of other accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts as of September 30, 2006.

                     Registered                Other Pooled                                           Total
                     Investment     Assets      Investment      Assets                  Assets       Assets
Portfolio              Company     Managed        Vehicle      Managed       Other      Managed      Managed
Manager               Accounts    (billions)     Accounts     (billions)   Accounts   (billions)   (billions)
---------            ----------   ----------   ------------   ----------   --------   ----------   ----------
Amos J. Rogers III        2          $1.38           6           $1.76        43         $1.89        $5.04
Murat Sensoy              2          $1.38           6           $1.76        43         $1.89        $5.04

The portfolio managers listed above do not own any shares of the SPDR(R) DJ Wilshire International Real Estate ETF as of November 30, 2006.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser, and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser and Sub-Adviser seek to understand what their competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser and the Sub-Adviser are a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR. State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an Administration Agreement. Under the Administrative Services Agreement, State Street is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to, and filings with, the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, State Street holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. State Street also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses.

As compensation for its services under the Administrative Services Agreement, Transfer Agency Agreement and Custodian Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets for the Trust, as follows: 0.0475% on the first $3 billion and 0.0425% thereafter (determined on a fund complex basis) subject to certain per Fund minimum fees. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, and in-kind creation (purchase) and redemption transaction fees (as described below and in each Fund's prospectus). The Advisory Contract provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE PRINCIPAL UNDERWRITER. State Street Global Markets, LLC, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, acts as the principal underwriter of each Fund pursuant to a principal underwriting contract with the Trust (the "Principal Underwriting Agreement") which requires the Principal Underwriter to use its best efforts, consistent with its other businesses, to sell Shares of the Funds. Shares of each Fund are offered continuously. The Principal Underwriter may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Shares. A 12b-1 plan has not been approved with respect to the Funds.

The Principal Underwriter may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be DTC Participants (as defined below) and/or investor services organizations.

LICENSING ARRANGMENTS. Each Fund will be based on a particular equity market index compiled by each Index providers. No Index providers are affiliated with the Adviser or its affiliates. Each Fund will be entitled to use the underlying index pursuant to a license or sub-license agreement from the respective Index provider. The Adviser has entered into certain license and sub-license agreements such that the Trust is not obligated to pay any sub-license fees for the use of the Indexes.

BROKERAGE TRANSACTIONS. The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effects. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sales of Fund shares into account. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. The Adviser does not "pay up" for the value of any such proprietary research. The Adviser may aggregate trades with clients of the Adviser's affiliate, State Street Global Advisors ("SSgA"), whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds of the Trust and one or more other investment companies or clients supervised by the Adviser or SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the DJ STOXX 50(R) ETF and the DJ EURO STOXX 50(R) ETF for the fiscal years ended September 30. None of the brokerage commissions paid were paid to affiliated brokers.

FUND                        2006      2005      2004
----                      -------   -------   -------
DJ STOXX 50(R) ETF        $ 4,345   $ 2,812   $ 1,695
DJ EURO STOXX 50(R) ETF   $10,304   $18,734   $11,405

The New Funds had not commenced operations as of September 30, 2006 and therefore they did not pay brokerage commissions for the periods listed above.

Holdings in Shares of Regular Broker-Dealers by DJ STOXX 50(R) ETF and the DJ EURO STOXX 50(R) ETF as of September 30, 2006.

Societe General              $7,622,792
ABN Amro Holding NV          $6,137,367
UBS AG                       $2,020,396
Credit Suisse First Boston   $1,133,067

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Buying and Selling the Funds."

The Depository Trust Company ("DTC") acts as securities depositary for Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC

Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchanges.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of January 5, 2007, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Funds were as follows:

                                                                    PERCENTAGE
NAME                                     ADDRESS                     OWNERSHIP
----                      -------------------------------------   --------------
DJ Stoxx 50(R) ETF        UBS Financial Services, Inc.                11.03%
                          1000 Harbor Boulevard
                          Weehawken, NJ 07086-6790

                          Charles Schwab & Company, Inc.              10.39%
                          101 Montgomery Street
                          San Francisco, CA 94104

                          Citibank, N.A.                               6.67%
                          3800 Citigroup Center Tampa
                          Tampa, FL 33610-9122

                          National Financial Services Corp.            6.58%
                          200 Liberty Street
                          New York, NY 10281

                          SEI Private Trust Co.                        6.13%
                          1 Freedom Valley Drive
                          Oaks, PA 19456

                          Pershing, LLC                                6.00%
                          One Pershing Plaza
                          Jersey City, NJ 07399

                          National Investor Services Corp.             5.65%
                          55 Water Street
                          32nd Floor
                          New York, NY 10041

                          Brown Brothers Harriman & Co.                5.28%
                          525 Washington Blvd.
                          Newport Towers
                          Jersey City, NJ 07310

DJ Euro Stoxx 50(R) ETF   National Financial Services Corp.            9.09%
                          200 Liberty Street
                          New York, NY 10281

                          UBS Financial Services, Inc.                 7.77%
                          100 Harbor Boulevard
                          Weehawken, NJ 07086-6790

                          Charles Schwab & Company, Inc.               7.05%
                          101 Montgomery Street
                          San Francisco, CA 94104

                          JPMorgan Chase Bank,                        7.65%
                          National Association
                          14201 Dallas Parkway
                          Chase International Plaza
                          Dallas, TX 75254-2916
                          First Clearing LCC                           5.22%
                          Riverfront Plaza
                          901 East Byrd Street
                          Richmond VA 23219

                          Goldman Sachs International Ltd.             5.03%
                          Peterborough Court
                          133 Fleet Street
                          London, UK EC4A 2BB

SPDR(R) Russell/Nomura    Nomura Securities International, Inc.       89.50%
PRIME(TM) Japan ETF       2 World Financial Center, Building B
                          255 Liberty Street
                          New York, NY 10281-1198

                          Goldman Sachs Execution & Clearing           9.94%

                          120 Broadway
                          6th Floor
                          New York, NY 10271

SPDR(R) Russell/Nomura    Merrill Lynch,                              39.91%
Small Cap(TM) Japan ETF   Pierce Fenner & Smith, Inc.
                          4 Corporate Place
                          Piscataway, NJ 08854

                          National Financial Services Corp.            9.68%
                          200 Liberty Street
                          New York, NY 10281

                          Goldman, Sachs & Co.                         8.07%
                          180 Maiden Lane
                          New York, NY 10038

                          Citigroup Global Markets, Inc.               8.01%
                          388 Greenwich Street
                          New York, NY 10013

                          Charles Schwab & Company, Inc.               7.38%
                          101 Montgomery Street
                          San Francisco, CA 94104

SPDR(R) DJ Wilshire       National Financial Services Corp.           19.80%
International Real        200 Liberty Street
Estate ETF                New York, NY 10281

                          Bear, Stearns Securities Corp.              13.99%
                          245 Park Avenue
                          New York, NY 10167

                          Charles Schwab & Company, Inc.              12.86%
                          101 Montgomery Street
                          San Francisco, CA 94104

                          Citigroup Global Markets, Inc.               7.81%
                          388 Greenwich Street
                          New York, NY 10013

                          Banc of America Securities, LLC              5.80%
                          100 West 33rd Street, 9th Floor
                          New York, NY 10001

The other New Funds had not commenced operations as of January 5, 2007 and therefore no person owned of record or was known by the New Funds to own beneficially 5% or more of any Shares of such New Fund.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized

Participant's beneficially or legally owned shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the applicable Fund.

As of January 5, 2007, the Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Plan.

A "Business Day" with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the Exchanges observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" per each Creation Unit constituting a substantial replication, or a portfolio sampling representation, of the stocks included in the relevant Fund's benchmark index and an amount of cash the "Cash Component" computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash i.e., a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, (a "Custom Order"). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be a DTC Participant (see "BOOK ENTRY ONLY SYSTEM") that has executed an agreement with the Principal Underwriter and the Transfer Agent with respect to purchases and redemptions of Creation Units (an "Authorized Participant"). Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement among the Principal Underwriter and the Transfer Agent, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee

(defined below).

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Unit size aggregations of Shares (50,000 Shares or other aggregation thereof as further set forth in each Fund's Prospectus) and in the manner set forth in the Participant Agreement. In the case of custom orders, the order must be received by the Principal Underwriter no later than the times set forth in the Participant Agreement.

CREATION ORDER. The Principal Underwriter shall inform the Transfer Agent, the Adviser and the Custodian upon receipt of a purchase order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount). Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

The Authorized Participant must also pay to the Trust, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the applicable Creation Transaction Fee (defined below). Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchanges.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant.

In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the time set forth in the Participant Agreement, and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Principal Underwriter and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, the Trust will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such net asset value as shall have been calculated after receipt in proper form of such order. The Principal Underwriter will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) as additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust, normally by 12:00 p.m., New York time the following Business Day. In addition, a Transaction Fee (as set forth below under "Transaction Fees") will be charged in all cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Principal Underwriter.

ACCEPTANCE FOR ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of any Fund if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Trust and the Adviser make it for all practical purposes impossible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, State Street Global Markets LLC, the Principal Underwriter, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To offset the costs for transfer and other transaction fees involved in transactions for the purchase of Creation Units, investors will be required to pay a fixed creation transaction fee as set forth below under "Transaction Fees." Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed the additional charge for cash purchases on the "cash in lieu" portion of its investment. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchanges (currently 9:30 am, New York time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee as set forth below under "Transaction Fees." In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE. To offset the costs for transfer and other transaction fees involved in transactions for the redemption of Creation Units, investors will be required to pay a redemption transaction fee as set forth below under "Transaction Fees." The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds, subject to approval by the Board, may adjust the redemption transaction fee from time to time based upon actual experience. An additional charge for cash redemptions, Custom Orders, or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or cause to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

In addition, a Shareholder may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the Shareholder will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a Redemption Transaction Fee and additional charge for requested cash redemptions specified above, to approximate the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchanges are closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchanges is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TRANSACTION FEES. A fixed transaction fee is applicable to each creation transaction and each redemption transaction regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "PRICING AND VALUATION."

Net asset value per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined each business day, normally at the close of regular trading of the NYSE (ordinarily 4:00 p.m., New York time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The value of each Fund's portfolio securities is based on the securities' last sale price on local markets when available. If a security's market price is not readily available, the security is valued at its fair value, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporation action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between a Fund's performance and the performance of the

Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Although not anticipated to be significant in amount based on the investment objectives of the Funds, a Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then such Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" form such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investment made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application fo these rules to their accounts. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2010.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity." A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return. Such distributions will give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. There is no restriction preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of eighteen (18) Funds. Each Fund issues Shares of beneficial interest, par value $0.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class, except that if the matter being voted on affects only a particular Fund, it will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan Lewis & Bockius, LLP, 1111 Pennsylvania Ave., NW, Washington, DC 20004, serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

The Stoxx Funds' financial statements for the fiscal year ended September 30, 2006 and the independent registered public accounting firm report thereon dated November 20, 2006, which is contained in the Stoxx Funds' Annual Report, dated September 30, 2006 (as filed with the Securities and Exchange Commission on December 1, 2006 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference. The New Funds had not commenced operations as of September 30, 2006 and therefore they did not have any financial information to report for the period listed above.

APPENDIX A - LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the AMEX and NYSE are open) in the relevant foreign market of each Fund, except for the Funds which hold Portfolio Securities primarily traded in South Africa. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than seven calendar days for some Funds, in certain circumstances, during the calendar years 2007 and 2008. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DJ STOXX 50(R) ETF
DJ EURO STOXX 50(R) ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

               AUSTRIA                                    ITALY
            April 6, 2007                             April 6, 2007
            April 9, 2007                             April 9, 2007
             May 1, 2007                               May 1, 2007
             May 17, 2007                            August 15, 2007
             May 28, 2007                           December 24, 2007
             June 7, 2007                           December 25, 2007
           August 15, 2007                          December 26, 2007
           October 26, 2007                         December 31, 2007
           November 1, 2007                          January 1, 2008
          December 24, 2007
          December 25, 2007                            LUXEMBOURG
          December 26, 2007                           April 6, 2007
          December 31, 2007                           April 9, 2007
           January 1, 2008                             May 1, 2007
                                                      May 17, 2007
               BELGIUM                                May 28, 2007
            April 6, 2007                            August 15, 2007
            April 9, 2007                           November 1, 2007
             May 1, 2007                            December 25, 2007
          December 25, 2007                         December 26, 2007
          December 26, 2007
           January 1, 2008                             NETHERLANDS
                                                      April 6, 2007
               DENMARK                                April 9, 2007
            April 5, 2007                              May 1, 2007
            April 6, 2007                           December 25, 2007
            April 9, 2007                           December 26, 2007
             May 4, 2007                             January 1, 2008
             May 17, 2007
             May 28, 2007                                NORWAY
             June 5, 2007                             April 5, 2007
          December 24, 2007                           April 6, 2007

          December 25, 2007                           April 9, 2007
          December 26, 2007                            May 1, 2007
          December 31, 2007                           May 17, 2007
           January 1, 2008                            May 28, 2007
                                                    December 24, 2007
               FINLAND                              December 25, 2007
            April 5, 2007                           December 26, 2007
            April 6, 2007                           December 31, 2007
            April 9, 2007                            January 1, 2008
             May 1, 2007
             May 17, 2007                               PORTUGAL
            June 22, 2007                             April 6, 2007
           August 15, 2007                            April 9, 2007
           December 6, 2007                            May 1, 2007
          December 24, 2007                         December 25, 2007
          December 25, 2007                         December 26, 2007
          December 26, 2007                          January 1, 2008
          December 31, 2007
           January 1, 2008                                SPAIN
                                                      April 6, 2007
                FRANCE                                April 9, 2007
            April 6, 2007                              May 1, 2007
            April 9, 2007                           December 25, 2007
             May 1, 2007                            December 26, 2007
          December 25, 2007                         December 31, 2007
          December 26, 2007                          January 1, 2008
           January 1, 2008
                                                         SWEDEN
               GERMANY                                April 6, 2007
            April 6, 2007                             April 9, 2007
            April 9, 2007                              May 1, 2007
             May 1, 2007                              May 17, 2007
             May 28, 2007                             June 6, 2007
          December 24, 2007                           June 22, 2007
          December 25, 2007                         December 24, 2007
          December 26, 2007                         December 25, 2007
          December 31, 2007                         December 26, 2007
           January 1, 2008                          December 31, 2007
                                                     January 1, 2008
                GREECE
          February 19, 1007                            SWITZERLAND
            April 6, 2007                             April 6, 2007
            April 9, 2007                             April 9, 2007
             May 1, 2007                               May 1, 2007
             May 28, 2007                             May 17, 2007
           August 15, 2007                            May 28, 2007
          December 25, 2007                          August 1, 2007
          December 26, 2007                         December 24, 2007
           January 1, 2008                          December 25, 2007
                                                    December 26, 2007
               IRELAND                              December 31, 2007
            April 6, 2007                            January 1, 2008
            April 9, 2007                            January 2, 2008
             May 7, 2007
             May 28, 2007                            UNITED KINGDOM
             June 7, 2007                             April 6, 2007
           August 15, 2007                            April 9, 2007
           October 26, 2007                            May 7, 2007
           November 1, 2007                           May 28, 2007
          December 24, 2007                          August 27, 2007
          December 25, 2007                         December 25, 2007
          December 26, 2007                         December 26, 2007
          December 31, 2007                          January 1, 2008
           January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Danish, Irish, Norwegian, Swedish and Swiss securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P ASIA PACIFIC ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

              AUSTRALIA                                NEW ZEALAND
            April 6, 2007                           February 6, 2007
            April 9, 2007                             April 6, 2007
             May 1, 2007                              April 9, 2007
             May 17, 2007                            April 25, 2007
             May 28, 2007                             June 4, 2007
             June 7, 2007                           October 22, 2007
           August 15, 2007                          November 1, 2007
           October 26, 2007                         December 25, 2007
           November 1, 2007                         December 26, 2007
          December 24, 2007                          January 1, 2008
          December 25, 2007                          January 2, 2008
          December 26, 2007
          December 31, 2007                             SINGAPORE
           January 1, 2008                          February 19, 2007
                                                    February 20, 2007
              HONG KONG                               April 6, 2007
          February 19, 2007                            May 1, 2007
          February 20, 2007                           May 31, 2007
            April 5, 2007                            August 9, 2007
            April 6, 2007                           December 20, 2007
            April 9, 2007                           December 25, 2007
             May 1, 2007                             January 1, 2008
             May 24, 2007                            January 2, 2008
            June 19, 2007
             July 2, 2007                              SOUTH KOREA
          September 27, 2007                        February 19, 2007
           October 1, 2007                            March 1, 2007
           October 19, 2007                           Mary 1, 2007
          December 25, 2007                           May 24, 2007
           January 1, 2008                            June 6, 2007
                                                      July 17, 2007
                JAPAN                                August 15, 2007
          February 12, 2007                        September 24, 2007
            March 21, 2007                         September 25, 2007
            April 20, 2007                         September 26, 2007
             May 3, 2007                             October 3, 2007
             May 4, 2007                            December 19, 2007
            July 16, 2007                           December 25, 2007
          September 17, 2007                        December 31, 2007
          September 24, 2007                         January 1, 2008
           October 8, 2007
          November 23, 2007
          December 24, 2007
          December 31, 2007
           January 1, 2008
           January 2, 2008
           January 3, 2008
           January 7, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian and Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING ASIA PACIFIC ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

                CHINA                                   PAKISTAN
          February 19, 2007                         January 25, 2007
          February 20, 2007                         January 26, 2007
          February 21, 2007                         February 5, 2007
          February 22, 2007                          March 23, 2007
          February 23, 2007                          March 31, 2007
             May 1, 2007                               May 1, 2007
             May 2, 2007                             August 14, 2007
             May 3, 2007                            October 11, 2007
             May 4, 2007                            October 12, 2007
           October 1, 2007                          October 13, 2007
           October 2, 2007                          November 9, 2007
           October 3, 2007                          December 18, 2007
           October 4, 2007                          December 19, 2007
           October 5, 2007                          December 25, 2007
           January 1, 2008                           January 1, 2008
           January 2, 2008
           January 3, 2008                             PHILIPPINES
                                                      April 5, 2007
                INDIA                                 April 6, 2007
          February 16, 2007                           April 9, 2007
            March 27, 2007                             May 1, 2007
            April 6, 2007                             June 12, 2007
             May 1, 2007                             August 21, 2007
             May 2, 2007                            November 1, 2007
           August 15, 2007                          November 30, 2007
          September 2, 2007                         December 21, 2007
          December 21, 2007                         December 25, 2007
          December 25, 2007                          January 1, 2008
           January 1, 2008
           January 25, 2008                              TAIWAN
           January 29, 2008                         February 15, 2007
                                                    February 16, 2007
              INDONESIA                             February 19, 2007
            March 19, 2007                          February 20, 2007
            April 6, 2007                           February 21, 2007
             May 17, 2007                           February 22, 2007
             May 18, 2007                           February 23, 2007
             June 1, 2007                           February 28, 2007
           August 17, 2007                            April 5, 2007
           October 12, 2007                           April 6, 2007
           October 15, 2007                            May 1, 2007
           October 16, 2007                           June 18, 2007
          December 20, 2007                           June 19, 2007
          December 21, 2007                        September 24, 2007
          December 24, 2007                        September 25, 2007
          December 25, 2007                         October 10, 2007
           January 1, 2008                           January 1, 2008

               MALAYSIA                                 THAILAND
           February 1, 2007                           March 5, 2007
          February 19, 2007                           April 6, 2007
          February 20, 2007                          April 13, 2007
             May 1, 2007                             April 16, 2007
             May 2, 2007                               May 1, 2007
           August 31, 2007                             May 7, 2007
           October 13, 2007                           May 31, 2007
           October 14, 2007                           July 30, 2007
           October 15, 2007                          August 13, 2007
           November 8, 2007                         October 23, 2007
          December 20, 2007                         December 5, 2007
          December 25, 2007                         December 10, 2007
           January 1, 2008                          December 31, 2007
           January 2, 2008                           January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese and Indonesian securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P CHINA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

                CHINA
          February 19, 2007
          February 20, 2007
          February 21, 2007
          February 22, 2007
          February 23, 2007
             May 1, 2007
             May 2, 2007
             May 3, 2007
             May 4, 2007
           October 1, 2007
           October 2, 2007
           October 3, 2007
           October 4, 2007
           October 5, 2007
           January 1, 2008
           January 2, 2008
           January 3, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese securities market presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING MARKETS ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

              ARGENTINA                                 MALAYSIA
           January 1, 2007                          February 1, 2007
            April 2, 2007                           February 19, 2007
            April 5, 2007                           February 20, 2007
            April 6, 2007                              May 1, 2007
             May 1, 2007                               May 2, 2007
             May 2, 2007                             August 31, 2007
             May 5, 2007                            October 13, 2007
            June 18, 2007                           October 14, 2007
             July 9, 2007                           October 15, 2007
           August 20, 2007                          November 8, 2007
           October 15, 2007                         December 20, 2007
           November 6, 2007                         December 25, 2007
          December 25, 2007                          January 1, 2008
           January 1, 2008                           January 2, 2008

                BRAZIL                                   MEXICO
            March 5, 2007                           February 5, 2007
            March 12, 2007                           March 19, 2007

            March 25, 2007                            April 5, 2007
            April 6, 2007                             April 6, 2007
             May 1, 2007                               May 1, 2007
             June 7, 2007                           November 2, 2007
             July 9, 2007                           November 19, 2007
          September 7, 2007                         December 12, 2007
           October 12, 2007                         December 25, 2007
           November 2, 2007                          January 1, 2008
          November 15, 2007
          November 20, 2007                              MOROCCO
          December 24, 2007                          March 31, 2007
          December 25, 2007                           April 1, 2007
          December 31, 2007                            May 1, 2007
           January 1, 2008                            July 30, 2007
           January 25, 2008                          August 14, 2007
                                                     August 20, 2007
                CHILE                                August 21, 2007
           January 1, 2007                          October 13, 2007
            April 6, 2007                           October 14, 2007
             May 1, 2007                            November 6, 2007
             May 21, 2007                           December 20, 2007
             June 4, 2007                           December 25, 2007
             July 2, 2007                            January 1, 2008
           August 15, 2007
          September 18, 2007
          September 19, 2007                             NIGERIA
           October 15, 2007                           April 6, 2007
           November 1, 2007                           April 9, 2007
          December 25, 2007                            May 1, 2007
           January 1, 2008                            May 29, 2007
                                                     October 1, 2007
                CHINA                               October 13, 2007
          February 19, 2007                         October 14, 2007
          February 20, 2007                         December 20, 2007
          February 21, 2007                         December 21, 2007
          February 22, 2007                         December 25, 2007
          February 23, 2007                         December 26, 2007
             May 1, 2007                             January 1, 2008
             May 2, 2007                             January 2, 2008
             May 3, 2007                             January 3, 2008
             May 4, 2007
           October 1, 2007                              PAKISTAN
           October 2, 2007                          January 25, 2007
           October 3, 2007                          January 26, 2007
           October 4, 2007                          February 5, 2007
           October 5, 2007                           March 23, 2007
           January 1, 2008                           March 31, 2007
           January 2, 2008                             May 1, 2007
           January 3, 2008                           August 14, 2007
                                                    October 11, 2007
               COLOMBIA                             October 12, 2007
            March 19, 2007                          October 13, 2007
            April 5, 2007                           November 9, 2007
            April 6, 2007                           December 18, 2007
             May 1, 2007                            December 19, 2007
             May 21, 2007                           December 25, 2007
            June 11, 2007                            January 1, 2008
            June 18, 2007
             July 2, 2007                                 PERU
            July 20, 2007                             April 5, 2007
            August 7, 2007                            April 6, 2007
           August 20, 2007                             May 1, 2007
           October 15, 2007                           June 29, 2007
           November 5, 2007                          August 30, 2007
          November 12, 2007                          October 8, 2007
          December 25, 2007                         November 1, 2007
           January 1, 2008                          December 25, 2007
           January 7, 2008                           January 1, 2008

                                                       PHILIPPINES
            CZECH REPUBLIC                            April 5, 2007
            April 9, 2007                             April 6, 2007
             May 1, 2007                              April 9, 2007
             May 8, 2007                               May 1, 2007
             July 5, 2007                             June 12, 2007
             July 6, 2007                            August 21, 2007
          September 28, 2007                        November 1, 2007
          December 24, 2007                         November 30, 2007
          December 25, 2007                         December 21, 2007
          December 26, 2007                         December 25, 2007
           January 1, 2008                           January 1, 2008

                EGYPT                                    POLAND
            March 31, 2007                            April 9, 2007
            April 8, 2007                              May 1, 2007
            April 9, 2007                              May 3, 2007
            April 25, 2007                            June 7, 2007
             July 1, 2007                            August 15, 2007
            July 23, 2007                           November 1, 2007
           October 13, 2007                         December 25, 2007
           October 14, 2007                         December 26, 2007
          December 19, 2007                          January 1, 2008
          December 20, 2007
          December 21, 2007                              RUSSIA
           January 1, 2008                          February 23, 2007
           January 2, 2008                            March 8, 2007
           January 20, 2008                          April 30, 2007
                                                       May 1, 2007
               HUNGARY                                 May 9, 2007
            March 15, 2007                            June 11, 2007
            March 16, 2007                            June 12, 2007
            April 9, 2007                           November 5, 2007
            April 30, 2007                          December 31, 2007
             May 1, 2007                             January 1, 2008
             May 28, 2007                            January 2, 2008
           August 20, 2007                           January 3, 2008
           October 22, 2007                          January 4, 2008
           October 23, 2007                          January 5, 2007
           November 1, 2007                          January 8, 2007
           November 2, 2007
          December 24, 2007                           SOUTH AFRICA
          December 25, 2007                          March 21, 2007
          December 26, 2007                           April 6, 2007
          December 31, 2007                           April 9, 2007
           January 1, 2008                           April 27, 2007
                                                       May 1, 2007
                INDIA                                August 9, 2007
          February 16, 2007                        September 24, 2007
            March 27, 2007                          December 17, 2007
            April 6, 2007                           December 25, 2007
             May 1, 2007                            December 26, 2007
             May 2, 2007                             January 1, 2008
           August 15, 2007
          September 2, 2007                              TAIWAN
          December 21, 2007                         February 15, 2007
          December 25, 2007                         February 16, 2007
           January 1, 2008                          February 19, 2007
           January 25, 2008                         February 20, 2007
           January 29, 2008                         February 21, 2007
                                                    February 22, 2007
              INDONESIA                             February 23, 2007
            March 19, 2007                          February 28, 2007
            April 6, 2007                             April 5, 2007
             May 17, 2007                             April 6, 2007
             May 18, 2007                              May 1, 2007
             June 1, 2007                             June 18, 2007
           August 17, 2007                            June 19, 2007

           October 12, 2007                        September 24, 2007
           October 15, 2007                        September 25, 2007
           October 16, 2007                         October 10, 2007
          December 20, 2007                          January 1, 2008
          December 21, 2007
          December 24, 2007                             THAILAND
          December 25, 2007                           March 5, 2007
           January 1, 2008                            April 6, 2007
                                                     April 13, 2007
                ISRAEL                               April 16, 2007
            April 2, 2007                              May 1, 2007
            April 3, 2007                              May 7, 2007
            April 8, 2007                             May 31, 2007
            April 9, 2007                             July 30, 2007
            April 23, 2007                           August 13, 2007
            April 24, 2007                          October 23, 2007
             May 22, 2007                           December 5, 2007
             May 23, 2007                           December 10, 2007
            July 24, 2007                           December 31, 2007
          September 12, 2007                         January 1, 2008
          September 13, 2007
          September 14, 2007                             TURKEY
          September 21, 2007                         April 23, 2007
          September 26, 2007                         August 30, 2007
          September 27, 2007                        October 11, 2007
           October 3, 2007                          October 12, 2007
           October 4, 2007                          October 29, 2007
                                                    November 23, 2007
                JORDAN                              December 19, 2007
            April 1, 2007                           December 20, 2007
             May 1, 2007                            December 21, 2007
           August 11, 2007                           January 1, 2008
           October 13, 2007                          January 2, 2008
           October 14, 2007                          January 3, 2008
           October 15, 2007
           October 16, 2007                             VENEZUELA
          November 14, 2007                         February 19, 2007
          December 25, 2007                         February 20, 2007
           January 1, 2008                           March 19, 2007
           January 2, 2008                            April 5, 2007
           January 3, 2008                            April 6, 2007
           January 4, 2008                           April 19, 2007
           January 20, 2007                            May 1, 2007
           January 30, 2007                           May 21, 2007
                                                      June 11, 2007
                                                      July 2, 2007
                                                      July 5, 2007
                                                      July 24, 2007
                                                     August 20, 2007
                                                    October 12, 2007
                                                    November 5, 2007
                                                    December 25, 2007
                                                     January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese, Indonesian and South African securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EPAC ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

              AUSTRALIA                                   JAPAN
            April 6, 2007                           February 12, 2007
            April 9, 2007                             March 21, 2007
             May 1, 2007                              April 20, 2007
             May 17, 2007                              May 3, 2007
             May 28, 2007                              May 4, 2007
             June 7, 2007                             July 16, 2007
           August 15, 2007                          September 17, 2007
           October 26, 2007                         September 24, 2007
           November 1, 2007                          October 8, 2007
          December 24, 2007                         November 23, 2007
          December 25, 2007                         December 24, 2007
          December 26, 2007                         December 31, 2007
          December 31, 2007                          January 1, 2008
           January 1, 2008                           January 2, 2008
                                                     January 3, 2008
               AUSTRIA                               January 7, 2008
            April 6, 2007
            April 9, 2007                               LUXEMBOURG
             May 1, 2007                              April 6, 2007
             May 17, 2007                             April 9, 2007
             May 28, 2007                              May 1, 2007
             June 7, 2007                              May 17, 2007
           August 15, 2007                             May 28, 2007
           October 26, 2007                          August 15, 2007
           November 1, 2007                          November 1, 2007
          December 24, 2007                         December 25, 2007
          December 25, 2007                         December 26, 2007
          December 26, 2007
          December 31, 2007                            NETHERLANDS
           January 1, 2008                            April 6, 2007
                                                      April 9, 2007
               BELGIUM                                 May 1, 2007
            April 6, 2007                           December 25, 2007
            April 9, 2007                           December 26, 2007
             May 1, 2007                             January 1, 2008
          December 25, 2007
          December 26, 2007                            NEW ZEALAND
           January 1, 2008                           February 6, 2007
                                                      April 6, 2007
               DENMARK                                April 9, 2007
            April 5, 2007                             April 25, 2007
            April 6, 2007                              June 4, 2007
            April 9, 2007                            October 22, 2007
             May 4, 2007                             November 1, 2007
             May 17, 2007                           December 25, 2007
             May 28, 2007                           December 26, 2007
             June 5, 2007                            January 1, 2008
          December 24, 2007                          January 2, 2008
          December 25, 2007
          December 26, 2007                               NORWAY
          December 31, 2007                           April 5, 2007
           January 1, 2008                            April 6, 2007
                                                      April 9, 2007
               FINLAND                                 May 1, 2007
            April 5, 2007                              May 17, 2007
            April 6, 2007                              May 28, 2007
            April 9, 2007                           December 24, 2007
             May 1, 2007                            December 25, 2007
             May 17, 2007                           December 26, 2007
            June 22, 2007                           December 31, 2007
           August 15, 2007                           January 1, 2008

           December 6, 2007                              PORTUGAL
          December 24, 2007                           April 6, 2007
          December 25, 2007                           April 9, 2007
          December 26, 2007                            May 1, 2007
          December 31, 2007                         December 25, 2007
           January 1, 2008                          December 26, 2007
                                                     January 1, 2008
                FRANCE
            April 6, 2007                               SINGAPORE
            April 9, 2007                           February 19, 2007
             May 1, 2007                            February 20, 2007
          December 25, 2007                           April 6, 2007
          December 26, 2007                            May 1, 2007
           January 1, 2008                             May 31, 2007
                                                      August 9, 2007
               GERMANY                              December 20, 2007
            April 6, 2007                           December 25, 2007
            April 9, 2007                            January 1, 2008
             May 1, 2007                             January 2, 2008
             May 28, 2007
          December 24, 2007                              SLOVENIA
          December 25, 2007                          February 8, 2007
          December 26, 2007                           March 21, 2007
          December 31, 2007                           April 6, 2007
           January 1, 2008                            April 9, 2007
                                                      April 27, 2007
                GREECE                                 May 1, 2007
          February 19, 1007                            May 2, 2007
            April 6, 2007                             June 25, 2007
            April 9, 2007                            August 15, 2007
             May 1, 2007                             October 31, 2007
             May 28, 2007                            November 1, 2007
           August 15, 2007                          December 25, 2007
          December 25, 2007                         December 26, 2007
          December 26, 2007                         December 31, 2007
           January 1, 2008                           January 1, 2008
                                                     January 2, 2008
              HONG KONG
          February 19, 2007                            SOUTH KOREA
          February 20, 2007                         February 19, 2007
            April 5, 2007                             March 1, 2007
            April 6, 2007                              Mary 1, 2007
            April 9, 2007                              May 24, 2007
             May 1, 2007                               June 6, 2007
             May 24, 2007                             July 17, 2007
            June 19, 2007                            August 15, 2007
             July 2, 2007                           September 24, 2007
          September 27, 2007                        September 25, 2007
           October 1, 2007                          September 26, 2007
           October 19, 2007                          October 3, 2007
          December 25, 2007                         December 19, 2007
           January 1, 2008                          December 25, 2007
                                                    December 31, 2007
               ICELAND                               January 1, 2008
               April 5,
            April 6, 2007                                 SPAIN
            April 9, 2007                             April 6, 2007
            April 19, 2007                            April 9, 2007
             May 1, 2007                               May 1, 2007
             May 17, 2007                           December 25, 2007
             May 28, 2007                           December 26, 2007
            August 6, 2007                          December 31, 2007
          December 24, 2007                          January 1, 2008
          December 25, 2007
          December 26, 2007                               SWEDEN
          December 31, 2007                           April 6, 2007
           January 1, 2008                            April 9, 2007
           January 2, 2008                             May 1, 2007

               IRELAND                                 May 17, 2007
            April 6, 2007                              June 6, 2007
            April 9, 2007                             June 22, 2007
             May 7, 2007                            December 24, 2007
             May 28, 2007                           December 25, 2007
             June 7, 2007                           December 26, 2007
           August 15, 2007                          December 31, 2007
           October 26, 2007                          January 1, 2008
           November 1, 2007
          December 24, 2007                            SWITZERLAND
          December 25, 2007                           April 6, 2007
          December 26, 2007                           April 9, 2007
          December 31, 2007                            May 1, 2007
           January 1, 2008                             May 17, 2007
                                                       May 28, 2007
                ITALY                                 August 1, 2007
            April 6, 2007                           December 24, 2007
            April 9, 2007                           December 25, 2007
             May 1, 2007                            December 26, 2007
           August 15, 2007                          December 31, 2007
          December 24, 2007                          January 1, 2008
          December 25, 2007                          January 2, 2008
          December 26, 2007
          December 31, 2007                           UNITED KINGDOM
           January 1, 2008                            April 6, 2007
                                                      April 9, 2007
                                                       May 7, 2007
                                                       May 28, 2007
                                                     August 27, 2007
                                                    December 25, 2007
                                                    December 26, 2007
                                                     January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian and Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EUROPE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

               AUSTRIA                                    ITALY
            April 6, 2007                             April 6, 2007
            April 9, 2007                             April 9, 2007
             May 1, 2007                               May 1, 2007
             May 17, 2007                            August 15, 2007
             May 28, 2007                           December 24, 2007
             June 7, 2007                           December 25, 2007
           August 15, 2007                          December 26, 2007
           October 26, 2007                         December 31, 2007
           November 1, 2007                          January 1, 2008
          December 24, 2007
          December 25, 2007                             LUXEMBOURG
          December 26, 2007                           April 6, 2007
          December 31, 2007                           April 9, 2007
           January 1, 2008                             May 1, 2007
                                                       May 17, 2007
               BELGIUM                                 May 28, 2007
            April 6, 2007                            August 15, 2007
            April 9, 2007                            November 1, 2007
             May 1, 2007                            December 25, 2007
          December 25, 2007                         December 26, 2007

          December 26, 2007
           January 1, 2008                             NETHERLANDS
                                                      April 6, 2007
               DENMARK                                April 9, 2007
            April 5, 2007                              May 1, 2007
            April 6, 2007                           December 25, 2007
            April 9, 2007                           December 26, 2007
             May 4, 2007                             January 1, 2008
             May 17, 2007
             May 28, 2007                                 NORWAY
             June 5, 2007                             April 5, 2007
          December 24, 2007                           April 6, 2007
          December 25, 2007                           April 9, 2007
          December 26, 2007                            May 1, 2007
          December 31, 2007                            May 17, 2007
           January 1, 2008                             May 28, 2007
                                                    December 24, 2007
               FINLAND                              December 25, 2007
            April 5, 2007                           December 26, 2007
            April 6, 2007                           December 31, 2007
            April 9, 2007                            January 1, 2008
             May 1, 2007
             May 17, 2007                                PORTUGAL
            June 22, 2007                             April 6, 2007
           August 15, 2007                            April 9, 2007
           December 6, 2007                            May 1, 2007
          December 24, 2007                         December 25, 2007
          December 25, 2007                         December 26, 2007
          December 26, 2007                          January 1, 2008
          December 31, 2007
           January 1, 2008                               SLOVENIA
                                                     February 8, 2007
                FRANCE                                March 21, 2007
            April 6, 2007                             April 6, 2007
            April 9, 2007                             April 9, 2007
             May 1, 2007                              April 27, 2007
          December 25, 2007                            May 1, 2007
          December 26, 2007                            May 2, 2007
           January 1, 2008                            June 25, 2007
                                                     August 15, 2007
               GERMANY                               October 31, 2007
            April 6, 2007                            November 1, 2007
            April 9, 2007                           December 25, 2007
             May 1, 2007                            December 26, 2007
             May 28, 2007                           December 31, 2007
          December 24, 2007                          January 1, 2008
          December 25, 2007                          January 2, 2008
          December 26, 2007
          December 31, 2007                               SPAIN
           January 1, 2008                            April 6, 2007
                                                      April 9, 2007
                GREECE                                 May 1, 2007
          February 19, 1007                         December 25, 2007
            April 6, 2007                           December 26, 2007
            April 9, 2007                           December 31, 2007
             May 1, 2007                             January 1, 2008
             May 28, 2007
           August 15, 2007                                SWEDEN
          December 25, 2007                           April 6, 2007
          December 26, 2007                           April 9, 2007
           January 1, 2008                             May 1, 2007
                                                       May 17, 2007
               ICELAND                                 June 6, 2007
            April 5, 2007                             June 22, 2007
            April 6, 2007                           December 24, 2007
            April 9, 2007                           December 25, 2007
            April 19, 2007                          December 26, 2007
             May 1, 2007                            December 31, 2007

             May 17, 2007                            January 1, 2008
             May 28, 2007
            August 6, 2007                             SWITZERLAND
          December 24, 2007                           April 6, 2007
          December 25, 2007                           April 9, 2007
          December 26, 2007                            May 1, 2007
          December 31, 2007                            May 17, 2007
           January 1, 2008                             May 28, 2007
           January 2, 2008                            August 1, 2007
                                                    December 24, 2007
               IRELAND                              December 25, 2007
            April 6, 2007                           December 26, 2007
            April 9, 2007                           December 31, 2007
             May 7, 2007                             January 1, 2008
             May 28, 2007                            January 2, 2008
             June 7, 2007
           August 15, 2007                            UNITED KINGDOM
           October 26, 2007                           April 6, 2007
           November 1, 2007                           April 9, 2007
          December 24, 2007                            May 7, 2007
          December 25, 2007                            May 28, 2007
          December 26, 2007                          August 27, 2007
          December 31, 2007                         December 25, 2007
           January 1, 2008                          December 26, 2007
                                                     January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Danish and Norwegian securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING EUROPE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

            CZECH REPUBLIC                                POLAND
            April 9, 2007                             April 9, 2007
             May 1, 2007                               May 1, 2007
             May 8, 2007                               May 3, 2007
             July 5, 2007                              June 7, 2007
             July 6, 2007                            August 15, 2007
          September 28, 2007                         November 1, 2007
          December 24, 2007                         December 25, 2007
          December 25, 2007                         December 26, 2007
          December 26, 2007                          January 1, 2008
           January 1, 2008
                                                          RUSSIA
               HUNGARY                              February 23, 2007
            March 15, 2007                            March 8, 2007
            March 16, 2007                            April 30, 2007
            April 9, 2007                              May 1, 2007
            April 30, 2007                             May 9, 2007
             May 1, 2007                              June 11, 2007
             May 28, 2007                             June 12, 2007
           August 20, 2007                           November 5, 2007
           October 22, 2007                         December 31, 2007
           October 23, 2007                          January 1, 2008
           November 1, 2007                          January 2, 2008
           November 2, 2007                          January 3, 2008
          December 24, 2007                          January 4, 2008
          December 25, 2007                          January 5, 2008
          December 26, 2007                          January 8, 2008
          December 31, 2007
           January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Russian securities markets presented the worst-case redemption cycle for each Fund as R + 11 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING LATIN AMERICA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

              ARGENTINA                                   MEXICO
           January 1, 2007                           February 5, 2007
            April 2, 2007                             March 19, 2007
            April 5, 2007                             April 5, 2007
            April 6, 2007                             April 6, 2007
             May 1, 2007                               May 1, 2007
             May 2, 2007                             November 2, 2007
             May 5, 2007                            November 19, 2007
            June 18, 2007                           December 12, 2007
             July 9, 2007                           December 25, 2007
           August 20, 2007                           January 1, 2008
           October 15, 2007
           November 6, 2007                                PERU
          December 25, 2007                           April 5, 2007
           January 1, 2008                            April 6, 2007
                                                       May 1, 2007
                BRAZIL                                June 29, 2007
            March 5, 2007                            August 30, 2007
            March 12, 2007                           October 8, 2007
            March 25, 2007                           November 1, 2007
            April 6, 2007                           December 25, 2007
             May 1, 2007                             January 1, 2008
             June 7, 2007
             July 9, 2007                               VENEZUELA
          September 7, 2007                         February 19, 2007
           October 12, 2007                         February 20, 2007
           November 2, 2007                           March 19, 2007
          November 15, 2007                           April 5, 2007
          November 20, 2007                           April 6, 2007
          December 24, 2007                           April 19, 2007
          December 25, 2007                            May 1, 2007
          December 31, 2007                            May 21, 2007
           January 1, 2008                            June 11, 2007
           January 25, 2008                            July 2, 2007
                                                       July 5, 2007
                CHILE                                 July 24, 2007
           January 1, 2007                           August 20, 2007
            April 6, 2007                            October 12, 2007
             May 1, 2007                             November 5, 2007
             May 21, 2007                           December 25, 2007
             June 4, 2007                            January 1, 2008
             July 2, 2007
           August 15, 2007
          September 18, 2007
          September 19, 2007
           October 15, 2007
           November 1, 2007
          December 25, 2007
           January 1, 2008

               COLOMBIA
            March 19, 2007

            April 5, 2007
            April 6, 2007
             May 1, 2007
             May 21, 2007
            June 11, 2007
            June 18, 2007
             July 2, 2007
            July 20, 2007
            August 7, 2007
           August 20, 2007
           October 15, 2007
           November 5, 2007
          November 12, 2007
          December 25, 2007
           January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Venezuelan securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING MIDDLE EAST & AFRICA LATIN AMERICA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

                EGYPT                                    NIGERIA
            March 31, 2007                            April 6, 2007
            April 8, 2007                             April 9, 2007
            April 9, 2007                              May 1, 2007
            April 25, 2007                             May 29, 2007
             July 1, 2007                            October 1, 2007
            July 23, 2007                            October 13, 2007
           October 13, 2007                          October 14, 2007
           October 14, 2007                         December 20, 2007
          December 19, 2007                         December 21, 2007
          December 20, 2007                         December 25, 2007
          December 21, 2007                         December 26, 2007
           January 1, 2008                           January 1, 2008
           January 2, 2008                           January 2, 2008
           January 20, 2008                          January 3, 2008

                ISRAEL                                March 21, 2007
            April 2, 2007                             April 6, 2007
            April 3, 2007                             April 9, 2007
            April 8, 2007                             April 27, 2007
            April 9, 2007                              May 1, 2007
            April 23, 2007                            August 9, 2007
            April 24, 2007                          September 24, 2007
             May 22, 2007                           December 17, 2007
             May 23, 2007                           December 25, 2007
            July 24, 2007                           December 26, 2007
          September 12, 2007                         January 1, 2008
          September 13, 2007
          September 14, 2007                              TURKEY
          September 21, 2007                          April 23, 2007
          September 26, 2007                         August 30, 2007
          September 27, 2007                         October 11, 2007
           October 3, 2007                           October 12, 2007
           October 4, 2007                           October 29, 2007
                                                    November 23, 2007
                JORDAN                              December 19, 2007
            April 1, 2007                           December 20, 2007
             May 1, 2007                            December 21, 2007

           August 11, 2007                           January 1, 2008
           October 13, 2007                          January 2, 2008
           October 14, 2007                          January 3, 2008
           October 15, 2007
           October 16, 2007
          November 14, 2007
          December 25, 2007
           January 1, 2008
           January 2, 2008
           January 3, 2008
           January 4, 2008
           January 20, 2007
           January 30, 2007

               MOROCCO
            March 31, 2007
            April 1, 2007
             May 1, 2007
            July 30, 2007
           August 14, 2007
           August 20, 2007
           August 21, 2007
           October 13, 2007
           October 14, 2007
           November 6, 2007
          December 20, 2007
          December 25, 2007
           January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the South African and Turkish securities markets presented the worst-case redemption cycle for each Fund as R + 11 and R + 12 calendar days, respectively, were the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P WORLD (ex-US) ETF
SPDR(R) S&P WORLD (ex-US) SMALL CAP ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

              AUSTRALIA                                   JAPAN
            April 6, 2007                           February 12, 2007
            April 9, 2007                             March 21, 2007
             May 1, 2007                              April 20, 2007
             May 17, 2007                              May 3, 2007
             May 28, 2007                              May 4, 2007
             June 7, 2007                             July 16, 2007
           August 15, 2007                          September 17, 2007
           October 26, 2007                         September 24, 2007
           November 1, 2007                          October 8, 2007
          December 24, 2007                         November 23, 2007
          December 25, 2007                         December 24, 2007
          December 26, 2007                         December 31, 2007
          December 31, 2007                          January 1, 2008
           January 1, 2008                           January 2, 2008
                                                     January 3, 2008
               AUSTRIA                               January 7, 2008
            April 6, 2007
            April 9, 2007                               LUXEMBOURG
             May 1, 2007                              April 6, 2007
             May 17, 2007                             April 9, 2007
             May 28, 2007                              May 1, 2007
             June 7, 2007

           August 15, 2007                             May 17, 2007
           October 26, 2007                            May 28, 2007
           November 1, 2007                          August 15, 2007
          December 24, 2007                          November 1, 2007
          December 25, 2007                         December 25, 2007
          December 26, 2007                         December 26, 2007
          December 31, 2007
           January 1, 2008                             NETHERLANDS
                                                      April 6, 2007
               BELGIUM                                April 9, 2007
            April 6, 2007                              May 1, 2007
            April 9, 2007                           December 25, 2007
             May 1, 2007                            December 26, 2007
          December 25, 2007                          January 1, 2008
          December 26, 2007
           January 1, 2008                             NEW ZEALAND
                                                     February 6, 2007
                CANADA                                April 6, 2007
            April 6, 2007                             April 9, 2007
             May 21, 2007                             April 25, 2007
             July 2, 2007                              June 4, 2007
            August 6, 2007                           October 22, 2007
          September 3, 2007                          November 1, 2007
           October 8, 2007                          December 25, 2007
          December 25, 2007                         December 26, 2007
          December 26, 2007                          January 1, 2008
           January 1, 2008                           January 2, 2008

               DENMARK                                    NORWAY
            April 5, 2007                             April 5, 2007
            April 6, 2007                             April 6, 2007
            April 9, 2007                             April 9, 2007
             May 4, 2007                               May 1, 2007
             May 17, 2007                              May 17, 2007
             May 28, 2007                              May 28, 2007
             June 5, 2007                           December 24, 2007
          December 24, 2007                         December 25, 2007
          December 25, 2007                         December 26, 2007
          December 26, 2007                         December 31, 2007
          December 31, 2007                          January 1, 2008
           January 1, 2008
                                                         PORTUGAL
               FINLAND                                April 6, 2007
            April 5, 2007                             April 9, 2007
            April 6, 2007                              May 1, 2007
            April 9, 2007                           December 25, 2007
             May 1, 2007                            December 26, 2007
             May 17, 2007                            January 1, 2008
            June 22, 2007
           August 15, 2007                              SINGAPORE
           December 6, 2007                         February 19, 2007
          December 24, 2007                         February 20, 2007
          December 25, 2007                           April 6, 2007
          December 26, 2007                            May 1, 2007
          December 31, 2007                            May 31, 2007
           January 1, 2008                            August 9, 2007
                                                    December 20, 2007
                FRANCE                              December 25, 2007
            April 6, 2007                            January 1, 2008
            April 9, 2007                            January 2, 2008
             May 1, 2007
          December 25, 2007                              SLOVENIA
          December 26, 2007                          February 8, 2007
           January 1, 2008                            March 21, 2007
                                                      April 6, 2007
               GERMANY                                April 9, 2007
            April 6, 2007                             April 27, 2007
            April 9, 2007                              May 1, 2007

             May 1, 2007                               May 2, 2007
             May 28, 2007                             June 25, 2007
          December 24, 2007                          August 15, 2007
          December 25, 2007                          October 31, 2007
          December 26, 2007                          November 1, 2007
          December 31, 2007                         December 25, 2007
           January 1, 2008                          December 26, 2007
                                                    December 31, 2007
                GREECE                               January 1, 2008
          February 19, 1007                          January 2, 2008
            April 6, 2007
            April 9, 2007                              SOUTH KOREA
             May 1, 2007                            February 19, 2007
             May 28, 2007                             March 1, 2007
           August 15, 2007                             Mary 1, 2007
          December 25, 2007                            May 24, 2007
          December 26, 2007                            June 6, 2007
           January 1, 2008                            July 17, 2007
                                                     August 15, 2007
              HONG KONG                             September 24, 2007
          February 19, 2007                         September 25, 2007
          February 20, 2007                         September 26, 2007
            April 5, 2007                            October 3, 2007
            April 6, 2007                           December 19, 2007
            April 9, 2007                           December 25, 2007
             May 1, 2007                            December 31, 2007
             May 24, 2007                            January 1, 2008
            June 19, 2007
             July 2, 2007                                 SPAIN
          September 27, 2007                          April 6, 2007
           October 1, 2007                            April 9, 2007
           October 19, 2007                            May 1, 2007
          December 25, 2007                         December 25, 2007
           January 1, 2008                          December 26, 2007
                                                    December 31, 2007
               ICELAND                               January 1, 2008
            April 5, 2007
            April 6, 2007                                 SWEDEN
            April 9, 2007                             April 6, 2007
            April 19, 2007                            April 9, 2007
             May 1, 2007                               May 1, 2007
             May 17, 2007                              May 17, 2007
             May 28, 2007                              June 6, 2007
            August 6, 2007                            June 22, 2007
          December 24, 2007                         December 24, 2007
          December 25, 2007                         December 25, 2007
          December 26, 2007                         December 26, 2007
          December 31, 2007                         December 31, 2007
           January 1, 2008                           January 1, 2008
           January 2, 2008
                                                       SWITZERLAND
               IRELAND                                April 6, 2007
            April 6, 2007                             April 9, 2007
            April 9, 2007                              May 1, 2007
             May 7, 2007                               May 17, 2007
             May 28, 2007                              May 28, 2007
             June 7, 2007                             August 1, 2007
           August 15, 2007                          December 24, 2007
           October 26, 2007                         December 25, 2007
           November 1, 2007                         December 26, 2007
          December 24, 2007                         December 31, 2007
          December 25, 2007                          January 1, 2008
          December 26, 2007                          January 2, 2008
          December 31, 2007
           January 1, 2008                            UNITED KINGDOM
                                                      April 6, 2007
                ITALY                                 April 9, 2007
            April 6, 2007                              May 7, 2007

            April 9, 2007                              May 28, 2007
             May 1, 2007                             August 27, 2007
           August 15, 2007                          December 25, 2007
          December 24, 2007                         December 26, 2007
          December 25, 2007                          January 1, 2008
          December 26, 2007
          December 31, 2007
           January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise each Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian, Japanese Danish and Norwegian securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

              AUSTRALIA                                NETHERLANDS
            April 6, 2007                             April 6, 2007
            April 9, 2007                             April 9, 2007
             May 1, 2007                               May 1, 2007
             May 17, 2007                           December 25, 2007
             May 28, 2007                           December 26, 2007
             June 7, 2007                            January 1, 2008
           August 15, 2007
           October 26, 2007                            NEW ZEALAND
           November 1, 2007                          February 6, 2007
          December 24, 2007                           April 6, 2007
          December 25, 2007                           April 9, 2007
          December 26, 2007                           April 25, 2007
          December 31, 2007                            June 4, 2007
           January 1, 2008                           October 22, 2007
                                                     November 1, 2007
               AUSTRIA                              December 25, 2007
            April 6, 2007                           December 26, 2007
            April 9, 2007                            January 1, 2008
             May 1, 2007                             January 2, 2008
             May 17, 2007
             May 28, 2007                              PHILIPPINES
             June 7, 2007                             April 5, 2007
           August 15, 2007                            April 6, 2007
           October 26, 2007                           April 9, 2007
           November 1, 2007                            May 1, 2007
          December 24, 2007                           June 12, 2007
          December 25, 2007                          August 21, 2007
          December 26, 2007                          November 1, 2007
          December 31, 2007                         November 30, 2007
           January 1, 2008                          December 21, 2007
                                                    December 25, 2007
               BELGIUM                               January 1, 2008
            April 6, 2007
            April 9, 2007                                 POLAND
             May 1, 2007                              April 9, 2007
          December 25, 2007                            May 1, 2007
          December 26, 2007                            May 3, 2007
           January 1, 2008                             June 7, 2007
                                                     August 15, 2007
                CANADA                               November 1, 2007
            April 6, 2007                           December 25, 2007
             May 21, 2007                           December 26, 2007
             July 2, 2007                            January 1, 2008

            August 6, 2007
          September 3, 2007                             SINGAPORE
           October 8, 2007                          February 19, 2007
          December 25, 2007                         February 20, 2007
          December 26, 2007                           April 6, 2007
           January 1, 2008                             May 1, 2007
                                                       May 31, 2007
                CHILE                                 August 9, 2007
           January 1, 2007                          December 20, 2007
            April 6, 2007                           December 25, 2007
             May 1, 2007                             January 1, 2008
             May 21, 2007                            January 2, 2008
             June 4, 2007
             July 2, 2007                              SOUTH AFRICA
           August 15, 2007                            March 21, 2007
          September 18, 2007                          April 6, 2007
          September 19, 2007                          April 9, 2007
           October 15, 2007                           April 27, 2007
           November 1, 2007                            May 1, 2007
          December 25, 2007                           August 9, 2007
           January 1, 2008                          September 24, 2007
                                                    December 17, 2007
                FRANCE                              December 25, 2007
            April 6, 2007                           December 26, 2007
            April 9, 2007                            January 1, 2008
             May 1, 2007
          December 25, 2007                               SPAIN
          December 26, 2007                           April 6, 2007
           January 1, 2008                            April 9, 2007
                                                       May 1, 2007
               GERMANY                              December 25, 2007
            April 6, 2007                           December 26, 2007
            April 9, 2007                           December 31, 2007
             May 1, 2007                             January 1, 2008
             May 28, 2007
          December 24, 2007                               SWEDEN
          December 25, 2007                           April 6, 2007
          December 26, 2007                           April 9, 2007
          December 31, 2007                            May 1, 2007
           January 1, 2008                             May 17, 2007
                                                       June 6, 2007
                GREECE                                June 22, 2007
          February 19, 2007                         December 24, 2007
            April 6, 2007                           December 25, 2007
            April 9, 2007                           December 26, 2007
             May 1, 2007                            December 31, 2007
             May 28, 2007                            January 1, 2008
           August 15, 2007
          December 25, 2007                            SWITZERLAND
          December 26, 2007                           April 6, 2007
           January 1, 2008                            April 9, 2007
                                                       May 1, 2007
              HONG KONG                                May 17, 2007
          February 19, 2007                            May 28, 2007
          February 20, 2007                           August 1, 2007
            April 5, 2007                           December 24, 2007
            April 6, 2007                           December 25, 2007
            April 9, 2007                           December 26, 2007
             May 1, 2007                            December 31, 2007
             May 24, 2007                            January 1, 2008
            June 19, 2007                            January 2, 2008
             July 2, 2007
          September 27, 2007                              TAIWAN
           October 1, 2007                          February 15, 2007
           October 19, 2007                         February 16, 2007
          December 25, 2007                         February 19, 2007
           January 1, 2008                          February 20, 2007
                                                    February 21, 2007

                ITALY                               February 22, 2007
            April 6, 2007                           February 23, 2007
            April 9, 2007                           February 28, 2007
             May 1, 2007                              April 5, 2007
           August 15, 2007                            April 6, 2007
          December 24, 2007                            May 1, 2007
          December 25, 2007                           June 18, 2007
          December 26, 2007                           June 19, 2007
          December 31, 2007                         September 24, 2007
           January 1, 2008                          September 25, 2007
                                                     October 10, 2007
                JAPAN                                January 1, 2008
          February 12, 2007
            March 21, 2007                               THAILAND
            April 20, 2007                            March 5, 2007
             May 3, 2007                              April 6, 2007
             May 4, 2007                              April 13, 2007
            July 16, 2007                             April 16, 2007
         September 17, 2007                            May 1, 2007
         September 24, 2007                            May 7, 2007
           October 8, 2007                             May 31, 2007
          November 23, 2007                           July 30, 2007
          December 24, 2007                          August 13, 2007
          December 31, 2007                          October 23, 2007
           January 1, 2008                           December 5, 2007
           January 2, 2008                          December 10, 2007
           January 3, 2008                          December 31, 2007
           January 7, 2008                           January 1, 2008

               MALAYSIA                               UNITED KINGDOM
           February 1, 2007                           April 6, 2007
          February 19, 2007                           April 9, 2007
          February 20, 2007                            May 7, 2007
             May 1, 2007                               May 28, 2007
             May 2, 2007                             August 27, 2007
           August 31, 2007                          December 25, 2007
           October 13, 2007                         December 26, 2007
           October 14, 2007                          January 1, 2008
           October 15, 2007
           November 8, 2007
          December 20, 2007
          December 25, 2007
           January 1, 2008
           January 2, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian and Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

              AUSTRALIA                                  INDONESIA
            April 6, 2007                             March 19, 2007
            April 9, 2007                              April 6, 2007
             May 1, 2007                               May 17, 2007
             May 17, 2007                              May 18, 2007
             May 28, 2007                              June 1, 2007
             June 7, 2007                             August 17, 2007
           August 15, 2007                           October 12, 2007

           October 26, 2007                          October 15, 2007
           November 1, 2007                          October 16, 2007
          December 24, 2007                          December 20, 2007
          December 25, 2007                          December 21, 2007
          December 26, 2007                          December 24, 2007
          December 31, 2007                          December 25, 2007
           January 1, 2008                            January 1, 2008

               AUSTRIA                                     ITALY
            April 6, 2007                              April 6, 2007
            April 9, 2007                              April 9, 2007
             May 1, 2007                                May 1, 2007
             May 17, 2007                             August 15, 2007
             May 28, 2007                            December 24, 2007
             June 7, 2007                            December 25, 2007
           August 15, 2007                           December 26, 2007
           October 26, 2007                          December 31, 2007
           November 1, 2007                           January 1, 2008
          December 24, 2007
          December 25, 2007                                JAPAN
          December 26, 2007                          February 12, 2007
          December 31, 2007                           March 21, 2007
           January 1, 2008                            April 20, 2007
                                                        May 3, 2007
                BRAZIL                                  May 4, 2007
            March 5, 2007                              July 16, 2007
            March 12, 2007                          September 17, 2007
            March 25, 2007                          September 24, 2007
            April 6, 2007                             October 8, 2007
             May 1, 2007                             November 23, 2007
             June 7, 2007                            December 24, 2007
             July 9, 2007                            December 31, 2007
          September 7, 2007                           January 1, 2008
           October 12, 2007                           January 2, 2008
           November 2, 2007                           January 3, 2008
          November 15, 2007                           January 7, 2008
          November 20, 2007
          December 24, 2007                              MALAYSIA
          December 25, 2007                          February 1, 2007
          December 31, 2007                          February 19, 2007
           January 1, 2008                           February 20, 2007
           January 25, 2008                             May 1, 2007
                                                        May 2, 2007
                CANADA                                August 31, 2007
            April 6, 2007                            October 13, 2007
             May 21, 2007                            October 14, 2007
             July 2, 2007                            October 15, 2007
            August 6, 2007                           November 8, 2007
          September 3, 2007                          December 20, 2007
           October 8, 2007                           December 25, 2007
          December 25, 2007                           January 1, 2008
          December 26, 2007                           January 2, 2008
           January 1, 2008
                                                         PORTUGAL
            CZECH REPUBLIC                             April 6, 2007
            April 9, 2007                              April 9, 2007
             May 1, 2007                                May 1, 2007
             May 8, 2007                             December 25, 2007
             July 5, 2007                            December 26, 2007
             July 6, 2007                             January 1, 2008
          September 28, 2007
          December 24, 2007                               RUSSIA
          December 25, 2007                          February 23, 2007
          December 26, 2007                            March 8, 2007
           January 1, 2008                            April 30, 2007
                                                        May 1, 2007
                CHILE                                   May 9, 2007
           January 1, 2007                             June 11, 2007

            April 6, 2007                              June 12, 2007
             May 1, 2007                             November 5, 2007
             May 21, 2007                            December 31, 2007
             June 4, 2007                             January 1, 2008
             July 2, 2007                             January 2, 2008
           August 15, 2007                            January 3, 2008
          September 18, 2007                          January 4, 2008
          September 19, 2007                          January 5, 2008
           October 15, 2007                           January 8, 2008
           November 1, 2007
          December 25, 2007                             SOUTH KOREA
           January 1, 2008                           February 19, 2007
                                                       March 1, 2007
                FRANCE                                 Mary 1, 2007
            April 6, 2007                              May 24, 2007
            April 9, 2007                              June 6, 2007
             May 1, 2007                               July 17, 2007
          December 25, 2007                           August 15, 2007
          December 26, 2007                         September 24, 2007
           January 1, 2008                          September 25, 2007
                                                    September 26, 2007
               GERMANY                                October 3, 2007
            April 6, 2007                            December 19, 2007
            April 9, 2007                            December 25, 2007
             May 1, 2007                             December 31, 2007
             May 28, 2007                             January 1, 2008
          December 24, 2007
          December 25, 2007                                SPAIN
          December 26, 2007                            April 6, 2007
          December 31, 2007                            April 9, 2007
           January 1, 2008                              May 1, 2007
                                                     December 25, 2007
                GREECE                               December 26, 2007
          February 19, 1007                          December 31, 2007
            April 6, 2007                             January 1, 2008
            April 9, 2007
             May 1, 2007                                SWITZERLAND
             May 28, 2007                              April 6, 2007
           August 15, 2007                             April 9, 2007
          December 25, 2007                             May 1, 2007
          December 26, 2007                            May 17, 2007
           January 1, 2008                             May 28, 2007
                                                      August 1, 2007
              HONG KONG                              December 24, 2007
          February 19, 2007                          December 25, 2007
          February 20, 2007                          December 26, 2007
            April 5, 2007                            December 31, 2007
            April 6, 2007                             January 1, 2008
            April 9, 2007                             January 2, 2008
             May 1, 2007
             May 24, 2007                             UNITED KINGDOM
            June 19, 2007                              April 6, 2007
             July 2, 2007                              April 9, 2007
          September 27, 2007                            May 7, 2007
           October 1, 2007                             May 28, 2007
           October 19, 2007                           August 27, 2007
          December 25, 2007                          December 25, 2007
           January 1, 2008                           December 26, 2007
                                                      January 1, 2008
                INDIA
          February 16, 2007
            March 27, 2007
            April 6, 2007
             May 1, 2007
             May 2, 2007
           August 15, 2007
          September 2, 2007
          December 21, 2007

          December 25, 2007
           January 1, 2008
           January 25, 2008
           January 29, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Indonesian, Russian and South Korean securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) MSCI ACWI ex-US ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

              AUSTRALIA                                   JORDAN
            April 6, 2007                             April 1, 2007
            April 9, 2007                              May 1, 2007
             May 1, 2007                             August 11, 2007
             May 17, 2007                            October 13, 2007
             May 28, 2007                            October 14, 2007
             June 7, 2007                            October 15, 2007
           August 15, 2007                           October 16, 2007
           October 26, 2007                         November 14, 2007
           November 1, 2007                         December 25, 2007
          December 24, 2007                          January 1, 2008
          December 25, 2007                          January 2, 2008
          December 26, 2007                          January 3, 2008
          December 31, 2007                          January 4, 2008
           January 1, 2008                           January 20, 2007
                                                     January 30, 2007
              ARGENTINA
           January 1, 2007                               MALAYSIA
            April 2, 2007                            February 1, 2007
            April 5, 2007                           February 19, 2007
            April 6, 2007                           February 20, 2007
             May 1, 2007                               May 1, 2007
             May 2, 2007                               May 2, 2007
             May 5, 2007                             August 31, 2007
            June 18, 2007                            October 13, 2007
             July 9, 2007                            October 14, 2007
           August 20, 2007                           October 15, 2007
           October 15, 2007                          November 8, 2007
           November 6, 2007                         December 20, 2007
          December 25, 2007                         December 25, 2007
           January 1, 2008                           January 1, 2008
                                                     January 2, 2008
               AUSTRIA
            April 6, 2007                                 MEXICO
            April 9, 2007                            February 5, 2007
             May 1, 2007                              March 19, 2007
             May 17, 2007                             April 5, 2007
             May 28, 2007                             April 6, 2007
             June 7, 2007                              May 1, 2007
           August 15, 2007                           November 2, 2007
           October 26, 2007                         November 19, 2007
           November 1, 2007                         December 12, 2007
          December 24, 2007                         December 25, 2007
          December 25, 2007                          January 1, 2008
          December 26, 2007
          December 31, 2007                              MOROCCO
           January 1, 2008

                                                      March 31, 2007
                                                      April 1, 2007
               BELGIUM                                 May 1, 2007
            April 6, 2007                             July 30, 2007
            April 9, 2007                            August 14, 2007
             May 1, 2007                             August 20, 2007
          December 25, 2007                          August 21, 2007
          December 26, 2007                          October 13, 2007
           January 1, 2008                           October 14, 2007
                                                     November 6, 2007
                BRAZIL                              December 20, 2007
            March 5, 2007                           December 25, 2007
            March 12, 2007                           January 1, 2008
            March 25, 2007
            April 6, 2007                              NETHERLANDS
             May 1, 2007                              April 6, 2007
             June 7, 2007                             April 9, 2007
             July 9, 2007                              May 1, 2007
          September 7, 2007                         December 25, 2007
           October 12, 2007                         December 26, 2007
           November 2, 2007                          January 1, 2008
          November 15, 2007
          November 20, 2007                            NEW ZEALAND
          December 24, 2007                          February 6, 2007
          December 25, 2007                           April 6, 2007
          December 31, 2007                           April 9, 2007
           January 1, 2008                            April 25, 2007
           January 25, 2008                            June 4, 2007
                                                     October 22, 2007
                CANADA                               November 1, 2007
            April 6, 2007                           December 25, 2007
             May 21, 2007                           December 26, 2007
             July 2, 2007                            January 1, 2008
            August 6, 2007                           January 2, 2008
          September 3, 2007
           October 8, 2007                                NORWAY
          December 25, 2007                           April 5, 2007
          December 26, 2007                           April 6, 2007
           January 1, 2008                            April 9, 2007
                                                       May 1, 2007
                CHILE                                  May 17, 2007
           January 1, 2007                             May 28, 2007
            April 6, 2007                           December 24, 2007
             May 1, 2007                            December 25, 2007
             May 21, 2007                           December 26, 2007
             June 4, 2007                           December 31, 2007
             July 2, 2007                            January 1, 2008
           August 15, 2007
          September 18, 2007                             PAKISTAN
          September 19, 2007                         January 25, 2007
           October 15, 2007                          January 26, 2007
           November 1, 2007                          February 5, 2007
          December 25, 2007                           March 23, 2007
           January 1, 2008                            March 31, 2007
                                                       May 1, 2007
               COLUMBIA                              August 14, 2007
            March 19, 2007                           October 11, 2007
            April 5, 2007                            October 12, 2007
            April 6, 2007                            October 13, 2007
             May 1, 2007                             November 9, 2007
             May 21, 2007                           December 18, 2007
            June 11, 2007                           December 19, 2007
            June 18, 2007                           December 25, 2007
             July 2, 2007                            January 1, 2008
            July 20, 2007
            August 7, 2007                                 PERU
           August 20, 2007                            April 5, 2007
           October 15, 2007                           April 6, 2007
           November 5, 2007

                                                       May 1, 2007
          November 12, 2007                           June 29, 2007
          December 25, 2007                          August 30, 2007
           January 1, 2008                           October 8, 2007
           January 7, 2008                           November 1, 2007
                                                    December 25, 2007
            CZECH REPUBLIC                           January 1, 2008
            April 9, 2007
             May 1, 2007                               PHILIPPINES
             May 8, 2007                              April 5, 2007
             July 5, 2007                             April 6, 2007
             July 6, 2007                             April 9, 2007
          September 28, 2007                           May 1, 2007
          December 24, 2007                           June 12, 2007
          December 25, 2007                          August 21, 2007
          December 26, 2007                          November 1, 2007
           January 1, 2008                          November 30, 2007
                                                    December 21, 2007
               DENMARK                              December 25, 2007
            April 5, 2007                            January 1, 2008
            April 6, 2007
            April 9, 2007                                 POLAND
             May 4, 2007                              April 9, 2007
             May 17, 2007                              May 1, 2007
             May 28, 2007                              May 3, 2007
             June 5, 2007                              June 7, 2007
          December 24, 2007                          August 15, 2007
          December 25, 2007                          November 1, 2007
          December 26, 2007                         December 25, 2007
          December 31, 2007                         December 26, 2007
           January 1, 2008                           January 1, 2008

                EGYPT                                    PORTUGAL
            March 31, 2007                            April 6, 2007
            April 8, 2007                             April 9, 2007
            April 9, 2007                              May 1, 2007
            April 25, 2007                          December 25, 2007
             July 1, 2007                           December 26, 2007
            July 23, 2007                            January 1, 2008
           October 13, 2007
           October 14, 2007                               RUSSIA
          December 19, 2007                         February 23, 2007
          December 20, 2007                           March 8, 2007
          December 21, 2007                           April 30, 2007
           January 1, 2008                             May 1, 2007
           January 2, 2008                             May 9, 2007
           January 20, 2008                           June 11, 2007
                                                      June 12, 2007
               FINLAND                               November 5, 2007
            April 5, 2007                           December 31, 2007
            April 6, 2007                            January 1, 2008
            April 9, 2007                            January 2, 2008
             May 1, 2007                             January 3, 2008
             May 17, 2007                            January 4, 2008
            June 22, 2007                            January 5, 2008
           August 15, 2007                           January 8, 2008
           December 6, 2007
          December 24, 2007                             SINGAPORE
          December 25, 2007                         February 19, 2007
          December 26, 2007                         February 20, 2007
          December 31, 2007                           April 6, 2007
           January 1, 2008                             May 1, 2007
                                                       May 31, 2007
                FRANCE                                August 9, 2007
            April 6, 2007                           December 20, 2007
            April 9, 2007                           December 25, 2007
             May 1, 2007                             January 1, 2008
          December 25, 2007                          January 2, 2008
          December 26, 2007

           January 1, 2008
                                                       SOUTH AFRICA
               GERMANY                                March 21, 2007
            April 6, 2007                             April 6, 2007
            April 9, 2007                             April 9, 2007
             May 1, 2007                              April 27, 2007
             May 28, 2007                              May 1, 2007
          December 24, 2007                           August 9, 2007
          December 25, 2007                         September 24, 2007
          December 26, 2007                         December 17, 2007
          December 31, 2007                         December 25, 2007
           January 1, 2008                          December 26, 2007
                                                     January 1, 2008
                GREECE
          February 19, 1007                            SOUTH KOREA
            April 6, 2007                           February 19, 2007
            April 9, 2007                             March 1, 2007
             May 1, 2007                               Mary 1, 2007
             May 28, 2007                              May 24, 2007
           August 15, 2007                             June 6, 2007
          December 25, 2007                           July 17, 2007
          December 26, 2007                          August 15, 2007
           January 1, 2008                          September 24, 2007
                                                    September 25, 2007
              HONG KONG                             September 26, 2007
          February 19, 2007                          October 3, 2007
          February 20, 2007                         December 19, 2007
            April 5, 2007                           December 25, 2007
            April 6, 2007                           December 31, 2007
            April 9, 2007                            January 1, 2008
             May 1, 2007
             May 24, 2007                                 SPAIN
            June 19, 2007                             April 6, 2007
             July 2, 2007                             April 9, 2007
          September 27, 2007                           May 1, 2007
           October 1, 2007                          December 25, 2007
           October 19, 2007                         December 26, 2007
          December 25, 2007                         December 31, 2007
           January 1, 2008                           January 1, 2008

               HUNGARY                                  SRI LANKA
            March 15, 2007                           February 1, 2007
            March 16, 2007                          February 15, 2007
            April 9, 2007                           February 16, 2007
            April 30, 2007                            April 2, 2007
             May 1, 2007                              April 3, 2007
             May 28, 2007                             April 6, 2007
           August 20, 2007                            April 12, 2007
           October 22, 2007                           April 13, 2007
           October 23, 2007                            May 1, 2007
           November 1, 2007                            May 2, 2007
           November 2, 2007                            May 31, 2007
          December 24, 2007                          August 28, 2007
          December 25, 2007                         September 26, 2007
          December 26, 2007                          October 25, 2007
          December 31, 2007                          November 8, 2007
           January 1, 2008                          December 21, 2007
                                                    December 25, 2007
                INDIA                                January 1, 2008
          February 16, 2007                          January 3, 2008
            March 27, 2007                           January 14, 2008
            April 6, 2007
             May 1, 2007                                  SWEDEN
             May 2, 2007                              April 6, 2007
           August 15, 2007                            April 9, 2007
          September 2, 2007                            May 1, 2007
          December 21, 2007                            May 17, 2007
          December 25, 2007                            June 6, 2007

                                                      June 22, 2007
           January 1, 2008                          December 24, 2007
           January 25, 2008                         December 25, 2007
           January 29, 2008                         December 26, 2007
                                                    December 31, 2007
              INDONESIA                              January 1, 2008
            March 19, 2007
            April 6, 2007                              SWITZERLAND
             May 17, 2007                             April 6, 2007
             May 18, 2007                             April 9, 2007
             June 1, 2007                              May 1, 2007
           August 17, 2007                             May 17, 2007
           October 12, 2007                            May 28, 2007
           October 15, 2007                           August 1, 2007
           October 16, 2007                         December 24, 2007
          December 20, 2007                         December 25, 2007
          December 21, 2007                         December 26, 2007
          December 24, 2007                         December 31, 2007
          December 25, 2007                          January 1, 2008
           January 1, 2008                           January 2, 2008

               IRELAND                                    TAIWAN
            April 6, 2007                           February 15, 2007
            April 9, 2007                           February 16, 2007
             May 7, 2007                            February 19, 2007
             May 28, 2007                           February 20, 2007
             June 7, 2007                           February 21, 2007
           August 15, 2007                          February 22, 2007
           October 26, 2007                         February 23, 2007
           November 1, 2007                         February 28, 2007
          December 24, 2007                           April 5, 2007
          December 25, 2007                           April 6, 2007
          December 26, 2007                            May 1, 2007
          December 31, 2007                           June 18, 2007
           January 1, 2008                            June 19, 2007
                                                    September 24, 2007
                ISRAEL                              September 25, 2007
            April 2, 2007                            October 10, 2007
            April 3, 2007                            January 1, 2008
            April 8, 2007
            April 9, 2007                                THAILAND
            April 23, 2007                            March 5, 2007
            April 24, 2007                            April 6, 2007
             May 22, 2007                             April 13, 2007
             May 23, 2007                             April 16, 2007
            July 24, 2007                              May 1, 2007
          September 12, 2007                           May 7, 2007
          September 13, 2007                           May 31, 2007
          September 14, 2007                          July 30, 2007
          September 21, 2007                         August 13, 2007
          September 26, 2007                         October 23, 2007
          September 27, 2007                         December 5, 2007
           October 3, 2007                          December 10, 2007
           October 4, 2007                          December 31, 2007
                                                     January 1, 2008
                ITALY
            April 6, 2007                                 TURKEY
            April 9, 2007                             April 23, 2007
             May 1, 2007                             August 30, 2007
           August 15, 2007                           October 11, 2007
          December 24, 2007                          October 12, 2007
          December 25, 2007                          October 29, 2007
          December 26, 2007                         November 23, 2007
          December 31, 2007                         December 19, 2007
           January 1, 2008                          December 20, 2007
                                                    December 21, 2007
                JAPAN                                January 1, 2008
          February 12, 2007                          January 2, 2008
            March 21, 2007

            April 20, 2007                           January 3, 2008
             May 3, 2007
             May 4, 2007                              UNITED KINGDOM
            July 16, 2007                             April 6, 2007
          September 17, 2007                          April 9, 2007
          September 24, 2007                           May 7, 2007
           October 8, 2007                             May 28, 2007
          November 23, 2007                          August 27, 2007
          December 24, 2007                         December 25, 2007
          December 31, 2007                         December 26, 2007
           January 1, 2008                           January 1, 2008
           January 2, 2008
           January 3, 2008
           January 7, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Indonesian, Russian and Turkish securities markets presented the worst-case redemption cycle for the Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) RUSSELL/NOMURA PRIME JAPAN ETF
SPDR(R) RUSSELL/NOMURA SMALL CAP JAPAN ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the Japanese securities market are as follows:

                                February 12, 2007
                                 March 21, 2007
                                 April 20, 2007
                                   May 3, 2007
                                   May 4, 2007
                                  July 16, 2007
                               September 17, 2007
                               September 24, 2007
                                 October 8, 2007
                                November 23, 2007
                                December 24, 2007
                                December 31, 2007
                                 January 1, 2008
                                 January 2, 2008
                                 January 3, 2008
                                 January 7, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise each Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

APPENDIX B--SSGA FUNDS MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

     -    Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -    Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

     -    Reductions in super-majority vote requirements

     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

END DOCUMENT